                                                   Filed pursuant to rule 497(c)
                                           Registration Statement No.: 333-17217


EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2002
--------------------------------------------------------------------------------

This Prospectus describes the twenty-three (23) Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.



             DOMESTIC PORTFOLIOS                      INTERNATIONAL STOCK PORTFOLIOS
             -------------------                      ------------------------------
          EQ/Alliance Common Stock                       EQ/Alliance International
        EQ/Alliance Growth and Income                   EQ/Emerging Markets Equity
         EQ/Alliance Premier Growth                    EQ/International Equity Index
        EQ/Alliance Small Cap Growth                  EQ/Putnam International Equity
       EQ/Bernstein Diversified Value
       EQ/Capital Guardian U.S. Equity                    FIXED INCOME PORTFOLIOS
             EQ/Equity 500 Index                          -----------------------
                EQ/FI Mid Cap                   EQ/Alliance Intermediate Government Securities
           EQ/FI Small/Mid Cap Value                       EQ/Alliance Money Market
           EQ/Lazard Small Cap Value                           EQ/High Yield
               EQ/Marsico Focus                            EQ/J.P. Morgan Core Bond
         EQ/Mercury Basic Value Equity
       EQ/MFS Emerging Growth Companies                 BALANCED/HYBRID PORTFOLIO
            EQ/Small Company Index                      -------------------------
                                                                     EQ/Balanced


* Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
---------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version 14A

                                                               EQ Advisors Trust

Overview
--------------------------------------------------------------------------------

EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirty-nine (39) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of twenty-three (23) of the Trust's Portfolios. Each Portfolio is a diversified Portfolio, except for the EQ/Lazard Small Cap Value Portfolio, the EQ/Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio, which are non-diversified Portfolios. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. ("EOC"), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the "Advisers"). Information regarding the Manager and the Advisers is included under "Management of the Trust" and "About the Investment Portfolios" in this Prospectus. The Manager may allocate a Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In addition, the Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). In such circumstances, shareholders would receive notice of such action.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.


2 OVERVIEW                                                   EQ Advisors Trust

Table of contents
--------------------------------------------------------------------------------


 1. SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                        4
------------------------------------------------------    -
 2. ABOUT THE INVESTMENT PORTFOLIOS                       8
------------------------------------------------------    -
   DOMESTIC PORTFOLIOS                                   10
      EQ/Alliance Common Stock                           10
      EQ/Alliance Growth and Income                      12
      EQ/Alliance Premier Growth                         14
      EQ/Alliance Small Cap Growth                       16
      EQ/Bernstein Diversified Value                     18
      EQ/Capital Guardian U.S. Equity                    20
      EQ/Equity 500 Index                                21
      EQ/FI Mid Cap                                      22
      EQ/FI Small/Mid Cap Value                          23
      EQ/Lazard Small Cap Value                          25
      EQ/Marsico Focus                                   27
      EQ/Mercury Basic Value Equity                      28
      EQ/MFS Emerging Growth Companies                   30
      EQ/Small Company Index                             32
   INTERNATIONAL STOCK PORTFOLIOS                        34
      EQ/Alliance International                          34
      EQ/Emerging Markets Equity                         36
      EQ/International Equity Index                      38
      EQ/Putnam International Equity                     39
   FIXED INCOME PORTFOLIOS                               41
      EQ/Alliance Intermediate Government Securities     41
      EQ/Alliance Money Market                           44
      EQ/High Yield                                      46
      EQ/J.P. Morgan Core Bond                           48
   BALANCED/HYBRID PORTFOLIO                             50
      EQ/Balanced                                        50

 3. MORE INFORMATION ON PRINCIPAL RISKS                  53
------------------------------------------------------   --

 4. MANAGEMENT OF THE TRUST                              57
------------------------------------------------------   --
   The Trust                                             57
   The Manager                                           57
   Management Fees                                       57
   Expense Limitation Agreement                          58

 5. FUND DISTRIBUTION ARRANGEMENTS                       59
------------------------------------------------------   --
 6. PURCHASE AND REDEMPTION                              60
------------------------------------------------------   --
 7. HOW ASSETS ARE VALUED                                61
------------------------------------------------------   --
 8. TAX INFORMATION                                      62
------------------------------------------------------   --
 9. FINANCIAL HIGHLIGHTS                                 63
------------------------------------------------------   --


EQ Advisors Trust                                         TABLE OF CONTENTS  3

1. Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------

The following chart highlights the twenty-three (23) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC*. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 53.


--------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS

 PORTFOLIO                            INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK             Seeks to achieve long-term growth of capital and increased income
--------------------------------------------------------------------------------------------------------

EQ/ALLIANCE GROWTH AND INCOME        Seeks to provide a high total return
--------------------------------------------------------------------------------------------------------

EQ/ALLIANCE PREMIER GROWTH           Seeks long-term growth of capital
--------------------------------------------------------------------------------------------------------

EQ/ALLIANCE SMALL CAP GROWTH         Seeks to achieve long-term growth of capital
--------------------------------------------------------------------------------------------------------

EQ/BERNSTEIN DIVERSIFIED VALUE       Seeks capital appreciation
--------------------------------------------------------------------------------------------------------

EQ/CAPITAL GUARDIAN U.S. EQUITY      Seeks long-term growth of capital
--------------------------------------------------------------------------------------------------------

EQ/EQUITY 500 INDEX                  Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
--------------------------------------------------------------------------------------------------------

EQ/FI MID CAP                        Seeks long-term growth of capital
--------------------------------------------------------------------------------------------------------

EQ/FI SMALL/MID CAP VALUE            Seeks long-term capital appreciation
--------------------------------------------------------------------------------------------------------

EQ/LAZARD SMALL CAP VALUE            Seeks capital appreciation
--------------------------------------------------------------------------------------------------------

EQ/MARSICO FOCUS                     Seeks to achieve long-term growth of capital
--------------------------------------------------------------------------------------------------------

EQ/MERCURY BASIC VALUE EQUITY        Seeks capital appreciation and, secondarily, income
--------------------------------------------------------------------------------------------------------

EQ/MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth
--------------------------------------------------------------------------------------------------------

EQ/SMALL COMPANY INDEX               Seeks to replicate as closely as possible (before the deduction of
                                     Portfolio expenses) the total return of the Russell 2000 Index
--------------------------------------------------------------------------------------------------------

* Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.



4 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust


-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                           PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including preferred stocks or         General investment, equity, foreign securities,
convertible debt) and fixed income securities (including junk bonds),     leveraging, derivatives, convertible securities, and
foreign securities, derivatives, and securities lending                   small-cap and mid-cap company risks
-------------------------------------------------------------------------------------------------------------------------------
Dividend paying stocks of good quality companies, may also invest in      General investment, convertible securities, equity,
fixed-income and convertible securities                                   leveraging, derivatives, foreign securities, junk bond and lower rated securities, and fixed income risks
-------------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large, carefully selected,       General investment, equity, focused portfolio, portfolio
high-quality United States companies that are likely to offer             turnover, growth investing, convertible securities,
superior earnings growth                                                  derivatives, and foreign securities risks
-------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies and               General investment, equity, small-cap and mid-cap company,
undervalued securities (including securities of companies in cyclical     growth investing, liquidity, derivatives, leveraging, and
industries, companies whose securities are temporarily undervalued,       portfolio turnover risks
companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies)
-------------------------------------------------------------------------------------------------------------------------------
Equity securities of relatively large capitalization domestic             General investment, equity, value investing, derivatives,
companies that the Adviser believes are inexpensively priced relative     and fixed income risks
to their return on total equity or capital
-------------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of U.S. companies with market                 General investment, equity, and foreign securities risks
capitalization greater than $1 billion at the time of purchase
-------------------------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and securities lending      General investment, equity, index-fund, and derivatives
                                                                          risks
-------------------------------------------------------------------------------------------------------------------------------
Securities (primarily in common stocks) of companies with medium          General investment, equity, mid-cap company, growth
market capitalizations (similar to companies in the S&P MidCap 400        investing, value investing, sector, portfolio turnover,
or the Russell MidCap.)                                                   and foreign securities risks
-------------------------------------------------------------------------------------------------------------------------------
Securities (primarily in common stocks) of companies with small           General investment, equity, small-cap and mid-cap company,
capitalizations (similar to companies in the S&P Small MidCap 600 or      sector, value investing, portfolio turnover, and foreign
the Russell 2000) and mid-capitalizations (similar to companies in        securities risks
the S&P MidCap 400 or the Russell MidCap)
-------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. companies with small market capitalizations     General investment, equity, focused portfolio, small-cap
that the Adviser believes are inexpensively priced relative to the        and mid-cap company, value investing, and
return on total capital or equity                                         non-diversification risks
-------------------------------------------------------------------------------------------------------------------------------
Common stocks of large companies, normally a core position of             General investment, equity, focused portfolio, foreign
20-30 common stocks that are selected for their long-term growth          securities, growth and non-diversification risks
potential.
-------------------------------------------------------------------------------------------------------------------------------
Equity securities that the Adviser believes are undervalued and           General investment, equity, small-cap and mid-cap company,
therefore represent basic investment value                                value investing, and foreign securities risks
-------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the potential to      General investment, equity, foreign securities, small cap
become major enterprises or that are major enterprises whose rates        and mid-cap companies, and portfolio turnover risks
of earnings growth are expected to accelerate
-------------------------------------------------------------------------------------------------------------------------------
Common stocks of small-cap companies in the Russell 2000 Index            General investment, equity, index-fund, small-cap company, and derivatives risks
-------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  5

-------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                          INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL                Seeks long-term growth of capital
-------------------------------------------------------------------------------------------------------------------------------
EQ/EMERGING MARKETS EQUITY               Seeks long-term capital appreciation
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX            Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index
-------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY           Seeks capital appreciation
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE GOVERNMENT      Seeks to achieve high current income consistent with relative stability
SECURITIES                               of principal
-------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE MONEY MARKET                 Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
-------------------------------------------------------------------------------------------------------------------------------
EQ/HIGH YIELD                            Seeks to achieve a high total return through a combination of current income and capital appreciation
-------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND                 Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                               INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------------------------------
EQ/BALANCED                              Seeks to achieve a high return through both appreciation of capital and current income
-------------------------------------------------------------------------------------------------------------------------------








6 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES                               PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Equity securities selected principally to permit              General investment, equity, foreign securities, growth
participation in non-U.S. companies with prospects for        investing, value investing, and derivatives risks
growth
------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging market country companies        General investment, equity, focused portfolio, foreign
                                                              securities, liquidity, derivatives, portfolio turnover,
                                                              non-diversification, junk bond and lower rated securities, and fixed income risks
------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies in the MSCI EAFE Index         General investment, equity, index-fund, foreign
                                                              securities, liquidity, and derivatives risks
------------------------------------------------------------------------------------------------------------------------------
Equity securities of foreign companies                        General investment, equity, foreign securities, liquidity, and derivatives risks
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                               PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S. Government,       General investment, fixed income, leveraging, derivatives,
including repurchase agreements and forward commitments       and portfolio turnover risks
related to U.S. Government securities, debt securities
of non-governmental issuers that own mortgages, short
sales, the purchase or sale of securities on a when-issued
or delayed delivery basis, derivatives, and securities
lending
-------------------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market             General investment, money market, asset-backed securities,
instruments (including foreign securities) and securities     foreign securities, interest rate and mortgage backed
lending                                                       securities risks
-------------------------------------------------------------------------------------------------------------------------------
High yield debt securities rated BB/Ba or below or unrated    General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common       participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,       bond and lower rated securities, and foreign securities
derivatives, and securities lending                           risks
-------------------------------------------------------------------------------------------------------------------------------
Investment grade securities rated BBB/Baa or better at the    General investment, fixed income, liquidity, portfolio
time of purchase (including foreign issuers)                  turnover, derivatives, and foreign securities risks
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                               PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market instruments,         General investment, equity, multiple adviser, asset
foreign securities, derivatives, and securities lending       allocation, fixed income, derivatives, growth investing,
                                                              leveraging, liquidity, portfolio turnover, small-cap and
                                                              mid-cap company risk, value investing, and foreign
                                                              securities risks
-------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  7

2. About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.


Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: The value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

SECURITY SELECTION RISK: The specific securities selected by a Portfolio's Adviser may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.


THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") is an unmanaged trader priced index that mirrors the public high-yield debt market.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, asset-backed and corporate bonds.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries:
Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. "Free" MSCI indices excludes those shares not purchasable by foreign investors.

THE RUSSELL 3000(Reg. TM) INDEX ("Russell 3000") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RUSSELL 3000(Reg. TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(Reg. TM) INDEX ("Russell 1000") is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, representing approximately 92% of the total market capitalization of the Russell 3000.

THE RUSSELL 1000(Reg. TM) GROWTH INDEX ("Russell 1000 Growth") is an unmanaged index of common stocks that measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.



8 ABOUT THE INVESTMENT PORTFOLIOS                            EQ Advisors Trust

THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged index of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings.

THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

THE RUSSELL 2000(Reg. TM) VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 2500(TM) INDEX ("Russell 2500") is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

THE RUSSELL 2500(TM) GROWTH INDEX ("Russell 2500 Growth") is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 2500(TM) VALUE INDEX ("Russell 2500 Value") is an unmanaged index which measures the performance of those companies in the Russell 2500 with lower price-to-book ratios and lower forcasted values.

SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX ("SAL BIG") is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index of common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P MidCap 400") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of December 31, 2001 of about $1.8 billion), liquidity, and industry group representation. The S&P MidCap 400 returns reflect the reinvestment of dividends.

"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 50% S&P 500/50% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

50% S&P 500 INDEX/50% LEHMAN AGGREGATE BOND INDEX is made up 50% by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% by the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS  9

DOMESTIC PORTFOLIOS

EQ/ALLIANCE COMMON STOCK PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's Rating Services ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o    Convertible Securities Risk
     o    Equity Risk
     o    Derivatives Risk
     o    Foreign Securities Risk
     o    Leveraging Risk
     o    Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Common Stock Portfolio whose inception date is January 13, 1976. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN


[GRAPHIC OMITTED]


3.2%    24.8%    -2.1%    32.5%    24.3%    29.4%    29.4%    25.19%    -14.03%    -10.50%

1992    1993     1994     1995     1996     1997     1998      1999      2000        2001


 Best quarter (% and time period)             Worst quarter (% and time period)
 28.42% (1998 4th Quarter)                   (19.01)% (2001 3rd Quarter)




AVERAGE ANNUAL TOTAL RETURNS

                                   ONE YEAR       FIVE YEARS     TEN YEARS
-----------------------------------------------------------------------------
 EQ/Alliance Common Stock
   Portfolio - Class IA Shares     (10.50)%         10.01%         12.83%
 S&P 500 Index*                    (11.88)%         10.70%         12.93%


*  For more information on this index, see the preceding section "The
   Benchmarks."

10 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital or its parent company since 1970.


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  11

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in dividend paying stocks of good quality companies, although the Portfolio also may invest in fixed-income and convertible securities. The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o    that have a total market capitalization of at least $1 billion;

o    that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's, or, if unrated, determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS
An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Convertible Securities Risk

     o    Derivatives Risk

     o    Equity Risk

     o    Fixed Income Risk

              Junk Bond and Lower Rated Securities Risk

     o    Foreign Securities Risk

     o    Leveraging Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth and Income Portfolio whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]



       -0.6%    24.1%    20.1%    26.9%    20.9%    18.66%    8.95%    -1.30%

       1994     1995     1996     1997     1998      1999     2000      2001

 Best quarter (% and time period)          Worst quarter (% and time period)
 26.28% (1998 4th Quarter)                (15.03)% (1998 3rd Quarter)



12 ABOUT THE INVESTMENT PORTFOLIOS            EQ Advisors Trust

AVERAGE ANNUAL TOTAL RETURNS
                                                                      SINCE
                                       ONE YEAR      FIVE YEARS     INCEPTION
------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
    Portfolio - Class IA Shares       (1.30)%         14.34%         13.72%
 Russell 1000 Value Index*            (5.59)%         11.13%         13.23%


   * For more information on this index, see the preceding section "The Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN and ARYEH GLATTER are principally responsible for the day-to-day management of the Portfolio. Mr. Rissman has been a portfolio manager to the Portfolio since 1996. Mr. Rissman, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1989. Mr. Glatter, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1993.

















EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  13

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its total assets) in equity securities of a limited number of large, carefully selected, high-quality United States companies that the Adviser believes are likely to achieve superior earnings growth. The Portfolio is diversified for purposes of the Investment Company Act of 1940 ("1940 Act"), however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Convertible Securities Risk
     o    Derivatives Risk
     o    Equity Risk
     o    Focused Portfolio Risk
     o    Foreign Securities Risk
     o    Growth Investing Risk
     o    Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


                         -18.15%            -23.83%

                           2000               2001

 Best quarter (% and time period):        Worst quarter (% and time period):
 10.53% (2001 4th Quarter)                (19.69)% (2001 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                                                SINCE
                                             ONE YEAR         INCEPTION
--------------------------------------------------------------------------
 EQ/Alliance Premier Growth Portfolio
  - Class IA Shares                           (23.83)%         (10.53)%
 Russell 1000 Growth Index*                   (20.42)%         ( 9.24)%


 *  For more information on this index, see the preceding section "The
    Benchmarks."


14 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations.Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance Capital since 1978.



















EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  15

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Equity Risk

     o    Growth Investing Risk

     o    Leveraging Risk

     o    Liquidity Risk

     o    Portfolio Turnover Risk

     o    Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Small Cap Growth Portfolio whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



CALENDAR YEAR ANNUAL TOTAL RETURN


[GRAPHIC OMITTED]


             -4.28%       27.75%       14.12%      -13.03%
            -----------------------------------------------
             1998         1999          2000         2001

 Best quarter (% and time period)     Worst quarter (% and time period)
 28.16% (1999 4th Quarter)            (28.07)% (1998 3rd Quarter)



AVERAGE ANNUAL TOTAL RETURNS
                                                                SINCE
                                              ONE YEAR        INCEPTION
-------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth Portfolio
  - Class IA Shares                             (13.03)%        9.65%
-------------------------------------------------------------------------
 Russell 2500 Growth Index*                     (10.83)%        8.90%


 *  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


16 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996.


















EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  17

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of relatively large capitalization domestic companies that the Adviser believes are inexpensively priced relative to the return on total capital or equity. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

o    low price to earnings ratios;
o    high yield;
o    unrecognized assets;
o    the possibility of management change; and/or
o    the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk
     o    Equity Risk
     o    Fixed Income Risk
     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The Portfolio's commencement date was January 1, 1998.The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because Alliance Capital was not the Adviser to the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


            20.01%       3.55%       -1.94%       3.09%

             1998         1999        2000         2001

 Best quarter (% and time period)     Worst quarter (% and time period)
 23.34% (1998 4th Quarter)            (13.43)% (1998 3rd Quarter)



AVERAGE ANNUAL TOTAL RETURNS*
                                                               SINCE
                                               ONE YEAR      INCEPTION
---------------------------------------------------------------------------
 EQ/Bernstein Diversified Value Portfolio
  - Class IB Shares                               3.09%         5.87%
---------------------------------------------------------------------------
 Russell 1000 Value Index**                      (5.59)%        5.82%


* The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered prior to May 18, 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the periods shown would have been more favorable.


**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit ("Bernstein") manages the Portfolio.


18 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

Bernstein's field of expertise is the value style of investment management. Bernstein's approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security's current price and its normal or long-term earnings power as determined by its investment research.

MARILYN G. FEDAK and STEVEN PISARKIEWICZ have been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group, has been with Bernstein since 1984. Mr. Pisarkiewicz is Chief Investment Officer of Structured Equity Services and has been with Bernstein since 1989.
















EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  19

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential for capital appreciation. The Portfolio invests in dynamic, growing companies with strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk

     o    Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                      3.56%            -2.01%

                      2000              2001

 Best quarter (% and time period)      Worst quarter (% and time period)
 16.73% (2001 4th Quarter)             (16.86)% (2001 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS*
                                                                  SINCE
                                                 ONE YEAR       INCEPTION
-----------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity Portfolio
  - Class IB Shares                               ( 2.01)%         1.95%
-----------------------------------------------------------------------------
 S&P 500 Index**                                  (11.88)%        (4.31)%


* The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the periods shown would have been more favorable.

**  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations.

The day-to-day investment management decisions for the Portfolio are made by a team of portfolio managers at Capital Guardian.


20 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index ("S&P 500").

THE INVESTMENT STRATEGY
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Advisor does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the portfolio will hold all 500 securities in the S & P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS
An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o    Derivatives Risk
     o    Equity Risk
     o    Index-Fund Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN


[GRAPHIC OMITTED]


        36.5%    22.4%    32.6%    28.1%    20.40%    -9.6%    -11.95%

        1995     1996     1997     1998     1999      2000      2001

 Best quarter (% and time period)     Worst quarter (% and time period)
 21.15% (1998 4th Quarter)            (14.66)% (2001 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                                                       SINCE
                                       ONE YEAR       FIVE YEARS     INCEPTION
-------------------------------------------------------------------------------
 EQ/Equity 500 Index Portfolio -
   Class IA Shares                     (11.95)%         10.23%         13.77%
-------------------------------------------------------------------------------
 S&P 500 Index*                        (11.88)%         10.70%         14.21%



*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  21

EQ/FI MID CAP PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio's assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, the Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 or the Russell MidCap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Portfolio could potentially invest up to 20% of its assets in companies with capitalizations that are smaller or larger than those in the S&P MidCap 400 Index or the Russell MidCap Index.

The Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types.

The Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earning estimates and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values.

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy such as purchasing preferred stock or investment grade instruments for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk
     o    Foreign Securities
     o    Growth Investing Risk
     o    Portfolio Turnover Risk
     o    Small or Mid-Cap Company Risk
     o    Sector Risk
     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is September 1, 2000. The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                                  -13.42%

                                   2001


 Best quarter (% and time period)       Worst quarter (% and time period)
 18.93% (2001 4th Quarter)              (22.26)% (2001 3rd Quarter)



AVERAGE ANNUAL TOTAL RETURNS*
                                                    SINCE
                                  ONE YEAR        INCEPTION
----------------------------------------------------------------------
 EQ/FI Mid Cap Portfolio -
  Class IB Shares                  (13.42)%         (9.95)%
----------------------------------------------------------------------
 S&P Mid Cap 400 Index**           ( 0.62)%         (3.85)%


* The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the periods shown would have been more favorable.
**  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, MA 02109. FMR has been the Portfolio's Adviser since the Portfolio commenced operations. As of December 31, 2001, FMR, including its affiliates, had approximately $912 billion in total assets under management.

PETER SAPERSTONE, a Portfolio Manager with FMR Co. Inc., an affiliate of
FMR, is responsible for the day-to-day management of the Portfolio and is a portfolio manager for various Fidelity equity funds. Mr. Saperstone has been associated with FMR from 1995 through 2001 and with FMR Co., Inc. from 2001 to the present.


22 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio's assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and S&P MidCap 400 or the Russell MidCap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies who are above this level after purchase continue to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Portfolio could potentially invest up to 20% of its assets in companies with capitalizations that are larger than those in the S&P MidCap 400 Index or the Russell MidCap Index.

The Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average P/E or P/B ratios. The stocks of these companies are often called "value" stocks.

The Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Portfolio, the Adviser invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued. The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values.

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy such as purchasing preferred stock or investment grade instruments for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk
     o    Foreign Securities
     o    Portfolio Turnover Risk
     o    Sector Risk
     o    Small-Cap and Mid-Cap Company Risk
     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for this Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because FMR was not the Adviser to the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                  2.07%            5.48%            4.29%

                  1999             2000             2001

 Best quarter (% and time period)      Worst quarter (% and time period)
 14.93% (2001 4th Quarter)             (14.18)% (2001 3rd Quarter)


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  23

AVERAGE ANNUAL TOTAL RETURNS*
                                                          SINCE
                                           ONE YEAR     INCEPTION
----------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value Portfolio -
  Class IA Shares                             4.29%        4.66%
----------------------------------------------------------------------
 Russell 2500 Value Index**                   9.74%       12.16%


 * For periods prior to the commencement of Class IA Shares, which occurred on November 24, 1998, the performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee, and, consequently, the performance results for the periods shown would have been more favorable.
** For more information on this index, see the preceding section in the prospectus "The Benchmarks."


WHO MANAGES THE PORTFOLIO

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio's Adviser since July 24, 2000. As of December 31, 2001, FMR, including its affiliates, had approximately $912 billion in total assets under management.

ROBERT MACDONALD is the Portfolio Manager and is responsible for the day-to-day management of the Portfolio. Mr. Macdonald, Senior Vice President and Portfolio Manager, has been associated with FMR from 1985 through 2001 and with FMR Co., Inc., an affiliate of FMR, from 2001 to present.


24 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio and under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000) that the Adviser believes are inexpensively priced relative to the return on total capital or equity. The Portfolio will have characteristics similar to the Russell 2000 Value Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants. The Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

   A Portfolio is considered "non-diversified" for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and
(vii) have a relatively short corporate history with the expectation that the business may grow.

When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS
An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk

     o    Focused Portfolio Risk

     o    Non-Diversification Risk

     o    Small-Cap and Mid-Cap Company Risk

     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The Portfolio's inception date was January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                    -7.03%     1.66%     18.56%     17.74%

                    1998       1999       2000       2001

 Best quarter (% and time period)       Worst quarter (% and time period)
 19.39% (1999 2nd Quarter)              (20.10)% (1998 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS*
                                                  SINCE
                                   ONE YEAR     INCEPTION
----------------------------------------------------------------
 EQ/Lazard Small Cap Value
  Portfolio - Class IB Shares        17.74%        7.17%
----------------------------------------------------------------
 Russell 2000 Value Index**          14.02%        6.59%


  * The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the Class IA shares for the periods shown would have been more favorable.

 ** For more information on this index, see the preceding section "The Benchmarks."

WHO MANAGES THE PORTFOLIO

LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  25
it commenced operations. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

HERBERT W. GULLQUIST and PATRICK MULLIN are the Portfolio Managers responsible for the day-to-day management of the Portfolio. Mr. Gullquist, a Vice-Chairman of Lazard Freres and Managing Director and Chief Investment Officer of LAM, has been with LAM since 1982 and has been managing the Portfolio since its inception. Mr. Mullin, a Director of LAM, has been with LAM since February 1998 and has been managing the Portfolio since January 2001. Prior thereto, he was associated with Target Capital Management from February 1997; and prior thereto, he was associated with Dillon, Read & Co, Inc. from September 1992.
















26 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/MARSICO FOCUS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY
The Portfolio is a "non-diversified" Portfolio that invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

   For purposes of this Portfolio, companies having a market capitalization of $5 billion or more generally are considered large companies.

   A Portfolio is considered "non-diversified" for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency.
In selecting investments for the Portfolio, the Adviser uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Adviser examines such factors as the most attractive investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Adviser identifies sectors, industries and companies that should benefit from the overall trends the Adviser has observed.

The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment by the Portfolio, the Adviser focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity and the ability to generate free cash flow); strong management; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

The Portfolio's core investments generally are well-known growth companies. However, the Portfolio's investments also typically include more aggressive growth companies and companies undergoing significant changes, for example, the introduction of a new product line, the appointment of a new management team or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short-term periods. Such short-term activity may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio's performance.

The Portfolio does not engage in market timing. When market or financial conditions warrant or in the event of exceptional redemption requests, however, the Portfolio may hold cash or cash-equivalents and invest without limit in money market securities, U.S. government obligations and short-term debt securities. Under these circumstances, the Portfolio may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk
     o    Focused Portfolio Risk
     o    Foreign Securities Risk
     o    Growth Investing Risk
     o    Non-Diversification Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2001. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico has been the Adviser to the Portfolio since it commenced operations. Marsico was formed in 1997 and provides investment advisory services to mutual funds and partnerships, as well as separately managed accounts for individuals, corporations, charities and retirement plans.

THOMAS F. MARSICO, Chief Executive Officer of Marsico, is primarily responsible for the day-to-day management of the Portfolio. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an Executive Vice President of the Janus Investment Fund from 1990-1997 and served as the portfolio manager of the Janus

Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  27

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value. The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities, the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

o    stocks are out of favor;

o    company earnings are depressed;

o    price/earnings ratios are relatively low;

o    investment expectations are limited; and/or

o    there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

o    investment expectations are high;

o    stock prices are advancing or have advanced rapidly;

o    price/earnings ratios have been inflated; and/or

o    an industry or security continues to become popular among investors.

In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued. The Portfolio may invest, to a limited extent, in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio's management sees an appropriate opportunity.

When market or financial conditions warrant, the Portfolio may invest in U.S. Government and agency securities, money market securities and other fixed income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o    Equity Risk
     o    Foreign Securities Risk
     o    Small-Cap and Mid-Cap Company Risk
     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                11.59%     19.00%     11.81%     5.49%

                 1998       1999       2000       2001


 Best quarter (% and time period)      Worst quarter (% and time period)
 16.97% (2001 4th Quarter)             (14.07)% (2001 3rd Quarter)


28 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

AVERAGE ANNUAL TOTAL RETURNS*
                                                     SINCE
                                     ONE YEAR      INCEPTION
----------------------------------------------------------------
 EQ/Mercury Basic Value Equity
  Portfolio - Class IB Shares          5.49%         13.85%
----------------------------------------------------------------
 Russell 1000 Value Index**           (5.59)%        10.38%

  * The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the Class IA shares for the periods shown would have been more favorable.

 ** For more information on this index, see the preceding section "The Benchmarks."

WHO MANAGES THE PORTFOLIO

MERCURY ADVISORS ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P. ("MLAM"), has been the Adviser to the Portfolio since it commenced operations. Mercury, together with its investment advisory affiliates, is the world's third-largest asset management firm, with total assets under management of $529 billion as of December 31, 2001. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

KEVIN RENDINO and ROBERT J. MARTORELLI are primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino has been a Managing Director of Mercury since 1997, and has been the Portfolio Manager responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Rendino was a First Vice President and Vice President of Mercury (or its predecessor) from 1993 to 1997. Mr. Martorelli has been a Managing Director of Mercury since 1997 and a co-Portfolio Manager of the Portfolio since May 2000. Mr. Martorelli was a First Vice President and Vice President of Mercury (or its predecessor) from 1987 to 1997.


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  29

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risk."
     o    Equity Risk
     o    Foreign Securities Risk
                 Emerging Market
     o    Portfolio Turnover Risk
     o    Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


               34.57%     74.43%     -18.56%     -33.89%

               1998       1999        2000        2001


 Best quarter (% time period)           Worst quarter (% time period)
 53.14% (1999 4th Quarter)             (28.43)% (2001 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS*
                                                          SINCE
                                        ONE YEAR        INCEPTION
----------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
  Portfolio - Class IA Shares             (33.89)%         1.89%
----------------------------------------------------------------------
 Russell 3000 Growth Index**              (19.63)%        (3.02)%


  * For periods prior to the commencement of Class IA shares, which occurred on November 24, 1998, the performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee, and, consequently, the performance results for the periods shown would have been more favorable.
 ** For more information on this index, see the preceding section "The Benchmarks."

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it


30 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

The Portfolio is managed by a team of portfolio managers.












EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  31

EQ/SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Equity Risk

     o    Index-Fund Risk

     o    Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                   -2.27%     20.68%     -3.43%     2.12%

                    1998       1999       2000       2001

 Best quarter (% and time period)       Worst quarter (% and time period)
 21.08% (2001 4th Quarter)              (20.75)% (2001 3rd Quarter)



AVERAGE ANNUAL TOTAL RETURNS*
                                                     SINCE
                                      ONE YEAR     INCEPTION
-----------------------------------------------------------------
 EQ/Small Company Index Portfolio
  - Class IB Shares                      2.12%        3.85%
-----------------------------------------------------------------
 Russell 2000 Index**                    2.49%        4.10%

* The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the periods shown would have been more favorable.

**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"), 280 Park Avenue, New York, New York 10017. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced


32 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
operations. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of December 31, 2001, DAMI had approximately $548.9 billion under management.
















EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  33

INTERNATIONAL STOCK PORTFOLIOS

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The growth portion of the Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index (Europe, Australia and the Far East) and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

   These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk

          Emerging Market Risk

     o Growth Investing

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.


34 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN


[GRAPHIC OMITTED]


           9.8%     -2.98%     10.6%     37.31%    -22.77%    -22.88%

          1996       1997      1998       1999      2000        2001

 Best quarter (% and time period)      Worst quarter (% and time period)
 25.49% (1999 4th Quarter)             (16.32)% (2001 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                                                 SINCE
                                 ONE YEAR       FIVE YEARS     INCEPTION
----------------------------------------------------------------------------
 EQ/Alliance International
   Portfolio - Class IA
   Shares                       (22.88)%         (2.60)%         1.03%
----------------------------------------------------------------------------
 MSCI EAFE Index*               (21.44)%          0.89%          2.87%

*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit ("Bernstein"). This team approach pairs the growth expertise of Alliance Capital with the highly regarded members of its Value Investment Policy Group. SANDRA YEAGER has been responsible for the day-to day management of the growth portion of the Portfolio and its predecessor since January 1999. Ms. Yeager, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. The Value Investment Policy Group is comprised of key senior investment professionals of Bernstein and it has been responsible for day-to-day management of the value portion of the Portfolio since September 1, 2001.


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 35

EQ/EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries. Such equity securities may include common stocks, securities convertible into common stocks, preferred stocks, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies that it believes have attractive growth characteristics, reasonable valuations and shareholder-oriented management. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars.

   A Portfolio is considered "non-diversified" for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

   For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:
     o its principal securities trading market is in an emerging market country;
     o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or
     o it is organized under the laws of, or has a principal office, in an emerging market country.

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.

The Portfolio may invest to a limited extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or securities of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

          Junk Bond and Lower Rated Securities Risk

     o Focused Portfolio Risk

     o Foreign Securities Risk

          Emerging Market Risk

     o Liquidity Risk

     o Non-Diversification

     o Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is August 20, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


36 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                 -27.10%     95.82%     -40.12%     -5.09%

                  1998        1999       2000        2001


 Best quarter (% and time period)       Worst quarter (% and time period)
 49.97% (1999 4th Quarter)              (22.24)% (2001 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS*
                                                       SINCE
                                     ONE YEAR        INCEPTION
-----------------------------------------------------------------
 EQ/Emerging Markets Equity
 Portfolio - Class IB Shares          (5.09)%          (9.44)%
-----------------------------------------------------------------
 MSCI EMF Index**                     (2.62)%         ( 9.03)%

 * The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the Class IA shares for the periods shown would have been more favorable.

**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

MORGAN STANLEY INVESTMENT MANAGEMENT ("MSIM"), 1221 Avenue of the Americas, New York, NY 10020. MSIM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSIM conducts a worldwide portfolio management business, and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including its role as adviser to the Portfolio) under the name Van Kampen.

MSIM's Emerging Markets Equity Group has primary responsibility for the day-to-day management of the Portfolio.


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 37

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.

Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Equity Risk

     o    Foreign Securities Risk

     o    Index-Fund Risk

     o    Liquidity Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's average annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                  20.07%      27.50%     -17.63%     -25.47%

                  1998         1999        2000        2001

 Best quarter (% and time period)       Worst quarter (% and time period)
 20.43% (1998 4th Quarter)              (14.58)% (2001 1st Quarter)



AVERAGE ANNUAL TOTAL RETURNS*
                                                                  SINCE
                                                ONE YEAR        INCEPTION
----------------------------------------------------------------------------
 EQ/International Equity Index Portfolio
  - Class IB Shares                              (25.47)%         (1.54)%
----------------------------------------------------------------------------
 MSCI EAFE Index**                               (21.44)%         (0.68)%

* The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the periods shown would have been more favorable.

**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"), 280 Park Avenue, New York, New York 10017. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of December 31, 2001, DAMI had approximately $548.9 billion under management.


38 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY
The Portfolio invests primarily in equity securities of companies located in a number of different countries. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be issuers of securities located in a country other than the U.S.:

o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.;

o companies that earn 50% or more of their total revenues from business outside the U.S.;

o companies with 50% or more of their assets located in a country outside of the U.S.; and

o    companies whose securities are principally traded in foreign markets.

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size although it generally will invest in large cap companies. The Adviser selects companies whose earnings it believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued. The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future cash flows and earnings when deciding whether to buy or sell investments.

When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS
An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Equity Risk

     o    Foreign Securities Risk

             Emerging Market Risk

     o    Liquidity Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                 19.51%      60.24%     -12.33%     -21.55%

                 1998         1999        2000        2001


 Best quarter: (% and time period)      Worst quarter: (% and time period)
 36.26% (1999 4th Quarter)              (18.48)% (1998 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS*
                                                       SINCE
                                      ONE YEAR       INCEPTION
------------------------------------------------------------------
 EQ/Putnam International Equity
 Portfolio - Class IB Shares            (21.55)%        8.18%
------------------------------------------------------------------
 MSCI EAFE Index**                      (21.44)%        1.19%

 * The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the Class IA shares for the periods shown would have been more favorable.

**  For more information on this index, see the preceding section "The
    Benchmarks."

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 39

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937.

The Putnam Core International Equity Team has primary responsibility for the day-to-day management of the Portfolio.


40 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

FIXED INCOME PORTFOLIOS

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.

   Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but less than ten years.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 41

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.


     Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Fixed Income Risk

               Asset-Backed Securities Risk

               Credit Risk

               Interest Rate Risk

               Investment Grade Securities Risk

               Mortgage-Backed Securities Risk

     o    Leveraging Risk

     o    Portfolio Turnover Risk

     o    Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.




CALENDAR YEAR ANNUAL TOTAL RETURN


[GRAPHIC OMITTED]


       5.5%    10.6%    -4.4%    13.3%    3.8%    7.3%    7.7%    0.02%    9.27%    8.23%

       1992    1993     1994     1995     1996    1997    1998    1999     2000     2001

 Best quarter (% and time period)                 Worst quarter (% and time period)
 4.90% (2001 3rd Quarter)                         (2.96)% (1994 1st Quarter)


AVERAGE ANNUAL TOTAL RETURNS

                                 ONE YEAR    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 EQ/Alliance Intermediate
   Government Securities
   Portfolio - Class IA Shares     8.23%        6.46%          6.03%
--------------------------------------------------------------------------
 Lehman Intermediate
   Government Bond Index*          8.42%        7.06%          6.65%


*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital


42 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio Managers are JEFFREY S. PHLEGAR and JOHN FEINGOLD. Mr. Phlegar has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance Capital has been associated with Alliance Capital for the past five years. Mr. Feingold is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital and its predecessor, Sanford C. Bernstein & Co., Inc. since 1998. From 1993 to 1998 Mr. Feingold was associated with Jennison Associates.




















EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 43

EQ/ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

          (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

          (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
          (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o    floating rate or master demand notes; and

o    repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

Performance may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o    Asset-Backed Securities Risk

     o    Fixed Income Risk

              Interest Rate Risk

              Mortgaged-Backed Securities Risk

     o    Foreign Securities Risk

     o    Money Market Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns on three-month U.S. Treasury bills. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Money Market Portfolio whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

44 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

CALENDAR YEAR ANNUAL TOTAL RETURN


[GRAPHIC OMITTED]


3.6%    3.0%     4.0%    5.7%     5.3%    5.42%     5.34%     4.96%     6.24%     3.82%

1992    1993     1994    1995     1996     1997     1998      1999      2000       2001


 Best quarter (% and time period)                    Worst quarter (% and time period)
 1.62% (2000 4th Quarter)                            0.51% (2001 4th Quarter)

 The Portfolio's 7-day yield for the quarter ended December 31, 2001 was 1.70%.


AVERAGE ANNUAL TOTAL RETURNS

                                    ONE YEAR     FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------
 EQ/Alliance Money Market
   Portfolio - Class IA Shares        3.82%        5.16%          4.74%
-------------------------------------------------------------------------
 3-Month Treasury Bill                4.09%        5.02%          4.70%


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio Managers responsible for the day to day management of the Portfolio are: RAYMOND J. PAPERA and KENNETH CARTY. Mr. Papera has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. Mr. Carty, a Vice President and Portfolio Manager of Alliance Capital or its parent company since 1997, has been associated with Alliance Capital since 1993.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 45

EQ/HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high total return through a combination of current income and capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

Performance may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Fixed Income Risk

             Credit Risk

             Interest Rate Risk

             Junk Bond or Lower Rated Securities Risk

             Mortgage-Backed Securities Risk

     o    Foreign Securities Risk

     o    Leveraging Risk

     o    Liquidity Risk

     o    Loan Participation and Assignment Risk

     o    Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (the HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to HRT/Alliance High Yield Portfolio whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

46 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

CALENDAR YEAR ANNUAL TOTAL RETURN


[GRAPHIC OMITTED]

     12.3%    23.2%    -2.8%    19.9%    23.0%    18.5%    -5.2%    -3.35%    -8.65%    0.89%

     1992     1993     1994     1995     1996     1997     1998     1999       2000      2001


 Best quarter (% and time period)                  Worst quarter (% and time period)
 8.03% (1997 2nd Quarter)                          (11.04)% (1998 3rd Quarter)



AVERAGE ANNUAL TOTAL RETURNS
                               ONE YEAR     FIVE YEARS     TEN YEARS
-----------------------------------------------------------------------
 EQ/High Yield Portfolio
   - Class IA Shares            0.89%         0.02%           7.09%
-----------------------------------------------------------------------
 CSFB Index*                    5.80%         3.25%           7.84%

*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

GREGORY R. DUBE and MICHAEL SNYDER are responsible for the day-to-day management of the Portfolio. Mr. Dube joined Alliance Capital in 1998 and is a Senior Vice President and head of the Global High Yield Group. Prior to joining Alliance Capital, Mr. Dube was a senior member of Lazard Freres' Fixed Income Group for three years and prior thereto, Mr. Dube was a partner of Donaldson, Lufkin and Jenrette for three years. Mr. Snyder joined Alliance Capital in 2001 as a member of the High Yield Portfolio Management team and is a Senior Vice President. Prior to joining Alliance Capital, Mr. Snyder was a Managing Director at Donaldson, Lufkin and Jenrette and Bear, Stearns and Co., where he founded and directed the high yield asset management group.


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 47

EQ/J.P. MORGAN CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

THE INVESTMENT STRATEGY

This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of similar quality. In the event the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances.

The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.

   Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.

Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Fixed Income Risk

             Asset-Backed Securities Risk

             Credit Risk

             Interest Rate Risk

             Investment Grade Securities Risk

             Mortgage-backed Securities Risk

     o    Foreign Securities Risk

     o    Liquidity Risk

     o    Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

48 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

CALENDAR YEAR ANNUAL TOTAL RETURN*


[GRAPHIC OMITTED]


                9.02%     -1.64%     11.55%     7.95%

                1998       1999       2000       2001


 Best quarter: (% and time period)    Worst quarter: (% and time period)
 4.72% (1998 3rd Quarter)             (1.62)% (1999 2nd Quarter)


AVERAGE ANNUAL TOTAL RETURNS*
                                                      SINCE
                                       ONE YEAR     INCEPTION
-----------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
 Portfolio - Class IB Shares              7.95%        6.60%
-----------------------------------------------------------------
 Salomon Brothers Broad Investment
 Grade Bond Index**                       8.52%        6.89%


 * The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets, because Class IA shares were not offered in 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the Class IA shares for the periods shown would have been more favorable.

**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirements plans in the nation.

The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and JAY GLADIEUX, a Vice President of J.P. Morgan, and a fixed income portfolio manager, who joined J.P. Morgan in 1997. Prior to joining J.P. Morgan, Mr. Gladieux spent 15 years at Morgan Stanley & Co., primarily in the fixed income division.


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 49

BALANCED/HYBRID PORTFOLIO

EQ/BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

THE INVESTMENT STRATEGY
The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.

The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities which may include American depositary receipts and other depositary arrangements).

The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the appropriate asset mix.

The Portfolio may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Asset Allocation Risk

     o    Derivatives Risk

     o    Equity Risk

     o    Fixed Income Risk

             Credit Risk

             Interest Rate Risk

             Investment Grade Securities Risk

     o    Foreign Securities Risk

     o    Growth Investing Risk

     o    Leveraging Risk

     o    Liquidity Risk

     o    Multiple-Adviser Risk

     o    Portfolio Turnover Risk

     o    Small-Cap and Mid-Cap Company Risk

     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's perfor-


50 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
mance to the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/ Balanced Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance/Balanced Portfolio whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. Until March 1, 2000, Alliance Capital was the sole Adviser of the Portfolio; since that date, it has employed multiple Advisers. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

CALENDAR YEAR ANNUAL TOTAL RETURN


[GRAPHIC OMITTED]

     -2.8%     12.3%     -8.0%     19.8%     11.7%     15.1%     18.1%     17.79%     -1.32%     -1.85%

     1992      1993      1994       1995     1996      1997      1998      1999        2000       2001


 Best quarter (% and time period)                        Worst quarter (% and time period)
 13.88% (1998 4th Quarter)                               (8.44)% (2001 3rd Quarter)



AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR      FIVE YEARS     TEN YEARS
----------------------------------------------------------------------
 EQ/Balanced Portfolio
   - Class IA Shares          (1.85)%         9.16%           7.60%
 50% S&P 500/50% Lehman
   Aggregate*                 (1.67)%         9.50%          10.31%


 *   For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments LLC, formerly known as Prudential Investments Fund Management LLC, Jennison Associates LLC and Mercury Advisors have been selected by the Manager to serve as Advisers for this Portfolio. New or additional advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and allocates all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager reviews the asset allocation in the Portfolio on a periodic basis. The Manager may, subject to the oversight of the Board, reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance Capital was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The portfolio managers responsible for that portion of the Portfolio's total assets allocated to Alliance Capital are as follows:

   TYLER J. SMITH and ALISON MARTIER, are the persons responsible for the day-to-day management of the Alliance Capital portion of the Portfolio. Mr. Smith is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital since 1970. Ms. Martier is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital or its parent company since 1979.

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian was added as an Adviser to the Portfolio on May 1, 2000. Capital Guardian has been providing investment management services since 1968.

   The day-to-day investment management decisions for that portion of the Portfolio's total assets allocated to Capital Guardian are made by a team of portfolio managers at Capital Guardian.

MERCURY ADVISORS ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, has been an Adviser to the Portfolio since December 6, 2001. Mercury, together with its investment advisory affiliates, is the world's third-largest asset management firm, with total assets under management of $529 billion as of December 31, 2001. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to Mercury are as follows:

   KEVIN RENDINO and ROBERT J. MARTORELLI are primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 51
   has been a Managing Director of Mercury since 1997. Mr. Rendino was a First Vice President and Vice President of Mercury (or its predecessor) from 1993 to 1997. Mr. Martorelli has been a Managing Director of Mercury since 1997. Mr. Martorelli was a First Vice President of Mercury (or its predecessory) and Vice President of Mercury (or its predecessor) from 1987 to 1997.

PRUDENTIAL INVESTMENTS LLC ("PI") formerly known as Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio on May 1, 2000. PI and its predecessors have served as manager or administrator to investment companies since 1987.

JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio on May 1, 2000. PI supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to PI and Jennison are as follows:

   MICHAEL A. DEL BALSO. Michael A. Del Balso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. Del Balso joined Jennison in 1972.

   KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC.


52 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

3.  More information on principal risks

--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

          ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

          MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

          SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

          FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the sucess or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

          ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore,


EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  53
          usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

          CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

          Credit risk is particularly significant for certain Portfolios, such as the EQ/High Yield Portfolio, that may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities.

          INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

          MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

          INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

          JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

          CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

          EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe

54 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust
          price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

          GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

          POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

          REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

          TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

FOCUSED PORTFOLIO RISK: Certain Portfolios invest in the securities of a limited number of companies. Consequently these Portfolios may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The EQ/Equity 500 Index, EQ/Small Company Index and EQ/International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the EQ/Equity 500 Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500. The EQ/ Small Company Index and EQ/International Equity Index Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500, Russell 2000 or MSCI AEFE) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

MULTIPLE-ADVISER RISK: The EQ/Balanced Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that


EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  55
temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

NON-DIVERSIFICATION RISK: The EQ/Lazard Small Cap Value Portfolio, the EQ/Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

PORTFOLIO TURNOVER RISK: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the EQ/High Yield and EQ/Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


56 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust

4. Management of the Trust

--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to determine whether its investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager also performs annual due diligence reviews with each Adviser.

The Manager has access to detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.


MANAGEMENT FEES

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 2001 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2001 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2001


                                                    RATE OF
                                                      FEES
                                                     WAIVED
                                     ANNUAL           AND
                                      RATE          EXPENSES
 PORTFOLIOS                         RECEIVED       REIMBURSED
-------------------------------------------------------------
 EQ/Alliance Common Stock            0.46%           0.00%
 EQ/Alliance Growth & Income         0.57%           0.00%
 EQ/Alliance Intermediate            0.50%           0.00%
   Government Securities
 EQ/Alliance International           0.85%           0.00%
 EQ/Alliance Money Market            0.33%           0.00%
 EQ/Alliance Premier Growth          0.90%           0.06%
 EQ/Alliance Small Cap Growth        0.75%           0.00%
 EQ/Balanced                         0.57%           0.00%
 EQ/Bernstein Diversified Value      0.64%           0.03%
 EQ/Capital Guardian U.S. Equity     0.65%           0.06%
 EQ/Emerging Markets Equity          1.15%           0.30%
 EQ/Equity 500 Index                 0.25%           0.00%
 EQ/Fl Mid Cap                       0.70%           0.22%
 EQ/Fl Small/Mid Cap Value           0.75%           0.01%


EQ Advisors Trust                                   MANAGEMENT OF THE TRUST  57

                                                  RATE OF
                                                    FEES
                                                   WAIVED
                                   ANNUAL            AND
                                    RATE          EXPENSES
 PORTFOLIOS                       RECEIVED       REIMBURSED
-------------------------------------------------------------
 EQ/High Yield                      0.60%           0.00%
 EQ/International Equity Index      0.35%           0.00%
 EQ/J.P. Morgan Core Bond           0.45%           0.01%
 EQ/Lazard Small Cap Value          0.75%           0.03%
 EQMarsico Focus                    0.90%           2.44%
 EQ/Mercury Basic Value Equity      0.60%           0.00%
 EQ/MFS Emerging Growth             0.63%           0.00%
   Companies
 EQ/Putnam International Equity     0.85%           0.14%
 EQ/Small Company Index             0.25%           0.00%


The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. For certain administrative services, in addition to the management fee, each Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 per portion of the Portfolio allocated to a separate Adviser in a discrete style.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2003 the expenses of each Portfolio (except for the Portfolios for which Alliance Capital serves as sole Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, are limited to the following respective expense ratios:


EXPENSE LIMITATION PROVISIONS


                                          TOTAL EXPENSES LIM-
                                        ITED TO (% OF DAILY
 PORTFOLIOS                                   NET ASSETS)
-----------------------------------------------------------------
 EQ/Alliance Premier Growth                     0.90%
 EQ/Balanced                                    0.65%
 EQ/Bernstein Diversified Value                 0.70%
 EQ/Capital Guardian U.S. Equity                0.70%
 EQ/Emerging Markets Equity                     1.55%
 EQ/FI Mid Cap                                  0.75%
 EQ/FI Small/Mid Cap Value                      0.85%
 EQ/International Equity Index                  0.85%
 EQ/J.P. Morgan Core Bond                       0.55%
 EQ/Lazard Small Cap Value                      0.85%
 EQ/Marsico Focus                               0.90%
 EQ/Mercury Basic Value Equity                  0.70%
 EQ/Putnam International Equity                 1.00%
 EQ/Small Company Index                         0.60%


The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within five years (or two or three years for certain Portfolios) of the payment being made and the combination of the Portfolio's expense ratio and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.


58 MANAGEMENT OF THE TRUST                                   EQ Advisors Trust

5. Fund distribution arrangements

--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. AXA Distributors, LLC ("AXA Distributors") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.




















EQ Advisors Trust                           FUND DISTRIBUTION ARRANGEMENTS  59

6. Purchase and redemption

--------------------------------------------------------------------------------

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

These Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Portfolios. These kinds of strategies and transfer activities are disruptive to the Portfolios. If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.


60 PURCHASE AND REDEMPTION                                   EQ Advisors Trust

7. How assets are valued

--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:


                              TOTAL MARKET VALUE      CASH AND
                                  OF SECURITIES   + OTHER ASSETS - LIABILITIES
     NET ASSET VALUE =        -------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES


The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value). All securities held in the EQ/Alliance Money Market Portfolio are valued at amortized cost.

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange.

o OPTIONS - last sales price or, if not available, previous day's sales price. However, if the bid price is higher or the asked price is lower than the previous day's last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.

EQ Advisor Trust                                     HOW ASSETS ARE VALUED  61

8.  Tax information

--------------------------------------------------------------------------------

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.















62 TAX INFORMATION                                           EQ Advisors Trust

9. Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2001 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder could have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/ALLIANCE COMMON STOCK PORTFOLIO(d)(e):


                                                                        CLASS IA
                                          --------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                 2001                2000                1999
                                          ------------------ ------------------- -----------------
Net asset value, beginning of year ......   $     17.98           $     26.17           $    24.35
                                             ----------           -----------          -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................          0.12                  0.15                 0.17
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ..........................         (1.97)                (3.82)                5.84
                                             ----------           -----------          -----------
 Total from investment operations ......          (1.85)                (3.67)                6.01
                                             ----------           -----------          -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...         (0.11)                (0.15)               (0.16)
 Distributions from realized gains ......         (0.32)                (4.37)               (4.03)
                                             ----------           -----------          -----------
 Total dividends and distributions ......         (0.43)                (4.52)               (4.19)
                                             ----------           -----------          -----------
Net asset value, end of year ............    $    15.70           $     17.98          $     26.17
                                             ==========           ===========          ===========
Total return ............................        (10.50)%              (14.03)%              25.19%
                                             ==========           ===========          ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........    $9,577,763           $11,797,888          $14,951,495
Ratio of expenses to average net assets .          0.53%                 0.47%                0.38%
Ratio of net investment income
 to average net assets ..................          0.67%                 0.61%                0.65%
Portfolio turnover rate .................            40%                   43%                  57%

                                                        CLASS IA
                                          ----------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                          ----------------------------------
                                                  1998               1997
                                          ------------------- --------------
Net asset value, beginning of year ......      $     21.61        $    18.23
                                               -----------        ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................             0.18              0.14
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ..........................             5.99              5.12
                                               -----------        ----------
 Total from investment operations .......             6.17              5.26
                                               -----------        ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...            (0.15)            (0.11)
 Distributions from realized gains ......            (3.28)            (1.77)
                                               -----------        ----------
 Total dividends and distributions ......            (3.43)            (1.88)
                                               -----------        ----------
Net asset value, end of year ............      $     24.35        $    21.61
                                               ===========        ==========
Total return ............................            29.39%            29.40%
                                               ===========        ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........      $12,061,977        $9,331,994
Ratio of expenses to average net assets .             0.39%             0.39%
Ratio of net investment income
 to average net assets ..................             0.75%             0.69%
Portfolio turnover rate .................               46%               52%



                                                                                CLASS IB
                                          -------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------------------
                                                 2001               2000               1999          1998           1997
                                          ------------------ ------------------ -------------- ------------- --------------
Net asset value, beginning of
  year ..................................    $    17.88           $    26.05        $    24.30      $  21.58      $  18.22
                                             ----------           ----------        ----------      --------      --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..................          0.07                 0.08              0.10          0.10          0.10
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..........................         (1.95)               (3.78)             5.82          6.00          5.11
                                             ----------           ----------        ----------      --------      --------
 Total from investment
  operations ............................         (1.88)               (3.70)             5.92          6.10          5.21
                                             ----------           ----------        ----------      --------      --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .....................         (0.07)               (0.10)            (0.14)        (0.10)        (0.08)
 Distributions from realized
  gains .................................         (0.32)               (4.37)            (4.03)        (3.28)        (1.77)
                                             ----------           ----------        ----------      --------      --------
 Total dividends and
  distributions .........................         (0.39)               (4.47)            (4.17)        (3.38)        (1.85)
                                             ----------           ----------        ----------      --------      --------
Net asset value, end of year ............    $    15.61           $    17.88        $    26.05      $  24.30      $  21.58
                                             ==========           ==========        ==========      ========      ========
Total return ............................        (10.73)%             (14.25)%           24.88%        29.06%        29.07%
                                             ==========           ==========        ==========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........    $1,831,258           $1,918,284        $1,642,066      $834,144      $228,780
Ratio of expenses to average
 net assets .............................          0.78%                0.72%             0.63%         0.64%         0.64%
Ratio of net investment income
o average net assets ..................            0.43%                0.35%             0.39%         0.44%         0.46%
Portfolio turnover rate .................            40%                  43%               57%           46%           52%



EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  63

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO(d)(e):

                                                                   CLASS IA
                                    -----------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------
                                          2001           2000           1999          1998         1997
                                    --------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................    $    17.70      $    18.24      $    16.99   $  15.38     $  13.01
                                       ----------      ----------      ----------   --------     --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............          0.19            0.17            0.06       0.06         0.15
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........         (0.44)           1.35            3.05       3.08         3.30
                                       ----------      ----------      ----------   --------      -------
 Total from investment
  operations.......................         (0.25)           1.52            3.11       3.14         3.45
                                       ----------      ----------      ----------   --------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............         (0.17)          (0.16)          (0.05)     (0.05)       (0.15)
 Distributions from realized
  gains............................         (0.72)          (1.90)          (1.81)     (1.48)       (0.93)
                                       ----------      ----------      ----------   --------     --------
 Total dividends and
  distributions ...................         (0.89)          (2.06)          (1.86)     (1.53)       (1.08)
                                       ----------      ----------      ----------   --------     --------
Net asset value, end of period         $    16.56      $    17.70      $    18.24   $  16.99     $  15.38
                                       ==========      ==========      ==========   ========     ========
Total return ......................         (1.30)%          8.95%          18.66%     20.86%       26.90%
                                       ==========      ==========      ==========   ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................    $1,568,312      $1,418,245      $1,241,619   $877,744     $555,059
Ratio of expenses to average
  net assets ......................          0.63%           0.61%           0.57%      0.58%        0.58%
Ratio of net investment
  income to average net
  assets ..........................          1.08%           0.92%           0.33%      0.38%        0.99%
Portfolio turnover rate ...........            81%             57%             70%        74%          79%

                                                                   CLASS IB
                                    ---------------------------------------------------------------------
                                                                                              MAY 1,
                                                  YEAR ENDED DECEMBER 31,                    1997* TO
                                    ----------------------------------------------------   DECEMBER 31,
                                         2001         2000         1999         1998           1997
                                    ------------- ------------ ------------ ------------ ----------------
Net asset value, beginning of
  period ..........................    $  17.61      $  18.16      $  16.95   $  15.36       $  13.42
                                       --------      --------      --------   --------       --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............        0.13          0.13          0.01       0.03           0.05
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........       (0.42)         1.34          3.04       3.07           2.91
                                       --------      --------      --------   --------       --------
 Total from investment
  operations.......................       (0.29)         1.47          3.05       3.10           2.96
                                       --------      --------      --------   --------       --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............       (0.13)        (0.12)        (0.03)     (0.03)         (0.09)
 Distributions from realized
  gains............................       (0.72)        (1.90)        (1.81)     (1.48)         (0.93)
                                       --------      --------      --------   --------       --------
 Total dividends and
  distributions ...................       (0.85)        (2.02)        (1.84)     (1.51)         (1.02)
                                       --------      --------      --------   --------       --------
Net asset value, end of period         $  16.47      $  17.61      $  18.16   $  16.95       $  15.36
                                       ========      ========      ========   ========       ========
Total return ......................       (1.52)%        8.68%        18.37%     20.56%         22.41%(b)
                                       ========      ========      ========   ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................    $673,499      $464,600      $261,663   $120,558       $ 32,697
Ratio of expenses to average
  net assets ......................        0.88%         0.86%         0.82%      0.83%          0.83%(a)
Ratio of net investment
  income to average net
  assets ..........................        0.83%         0.71%         0.06%      0.17%          0.43%(a)
Portfolio turnover rate ...........          81%           57%           70%        74%            79%

64 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/HIGH YIELD PORTFOLIO
(FKA EQ/ALLIANCE HIGH YIELD PORTFOLIO)(d)(e):

                                                                   CLASS IA
                                     ------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------
                                         2001          2000          1999         1998         1997
                                     ------------ ------------- ------------- ------------ ------------
Net asset value, beginning of
  year .............................   $   6.00      $   7.43      $   8.71     $  10.41     $  10.02
                                       --------      --------      --------     --------     --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............       0.63          0.76          0.90         1.07         1.04
 Net realized and unrealized
  gain (loss) on
  investments ......................      (0.58)        (1.40)        (1.19)       (1.56)        0.75
                                       --------      --------      --------     --------     --------
 Total from investment
  operations .......................       0.05         (0.64)        (0.29)       (0.49)        1.79
                                       --------      --------      --------     --------     --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................      (0.59)        (0.79)        (0.96)       (1.03)       (0.97)
 Distributions from realized
  gains.............................          -             -         (0.01)       (0.18)       (0.43)
 Tax return of capital
  distributions ....................          -             -         (0.02)           -            -
                                       --------      --------      --------     --------     --------
 Total dividends and
  distributions ....................      (0.59)        (0.79)        (0.99)       (1.21)       (1.40)
                                       --------      --------      --------      --------    --------
Net asset value, end of year .......   $   5.46      $   6.00      $   7.43     $   8.71     $  10.41
                                       ========      ========      ========     ========     ========
Total return .......................       0.89%        (8.65)%       (3.35)%      (5.15)%      18.48%
                                       ========      ========      ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)        $254,910      $263,012      $336,292     $405,308     $355,473
Ratio of expenses to average
  net assets .......................       0.67%         0.67%         0.63%        0.63%        0.62%
Ratio of net investment
  income to average net
  assets ...........................      10.15%        10.54%        10.53%       10.67%        9.82%
Portfolio turnover rate ............         88%           87%          178%         181%         390%

                                                                  CLASS IB
                                     ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------
                                         2001          2000          1999         1998         1997
                                     ------------ ------------- ------------- ------------ ------------
Net asset value, beginning of
  year .............................   $   5.97      $   7.40       $   8.69      $  10.39    $  10.01
                                       --------      --------       --------      --------    --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............       0.58          0.74           0.87          1.04        1.05
 Net realized and unrealized
  gain (loss) on
  investments ......................      (0.54)        (1.40)         (1.18)        (1.56)       0.71
                                       --------      --------       --------      --------    --------
 Total from investment
  operations .......................       0.04         (0.66)         (0.31)        (0.52)       1.76
                                       --------      --------       --------      --------    --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................      (0.58)        (0.77)         (0.95)        (1.00)      (0.95)
 Distributions from realized
  gains. ...........................          -             -          (0.01)        (0.18)      (0.43)
 Tax return of capital
  distributions ....................          -             -          (0.02)            -           -
                                       --------      --------       --------      --------    --------
 Total dividends and
  distributions ....................      (0.58)        (0.77)         (0.98)        (1.18)      (1.38)
                                       --------      --------       --------      --------    --------
Net asset value, end of year .......   $   5.43      $   5.97       $   7.40      $   8.69    $  10.39
                                       ========      ========       ========      ========    ========
Total return .......................       0.66%        (8.90)%        (3.58)%       (5.38)%     18.19%
                                       ========      ========       ========      ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)        $285,484      $230,916       $230,290      $207,042    $ 66,338
Ratio of expenses to average
  net assets .......................       0.92%         0.92%          0.88%         0.88%       0.88%
Ratio of net investment
  income to average net
  assets ...........................       9.97%        10.28%         10.25%        10.60%       9.76%
Portfolio turnover rate ............         88%           87%           178%          181%        390%

EQ Advisors Trust                                       FINANCIAL HIGHLIGHTS  65

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d)(e):


                                                                CLASS IA
                                    ------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------
                                         2001          2000         1999         1998         1997
                                    -------------- ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $   9.46      $   9.18      $   9.67      $   9.44    $   9.29
                                      --------      --------      --------      --------    --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.37          0.55          0.50          0.50        0.53
 Net realized and unrealized
  gain (loss) on
  investments .....................       0.41          0.30         (0.49)         0.21        0.13
                                      --------      --------      --------      --------    --------
 Total from investment
  operations ......................       0.78          0.85          0.01          0.71        0.66
                                      --------      --------      --------      --------    --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.36)        (0.56)        (0.50)        (0.48)      (0.51)
 Tax return of capital
  distributions ...................          -         (0.01)            -             -           -
                                      --------      --------      --------      --------    --------
 Total dividends and
  distributions ...................      (0.36)        (0.57)        (0.50)        (0.48)      (0.51)
                                      ---------     --------      --------      --------    --------
Net asset value, end of period        $   9.88      $   9.46      $   9.18      $   9.67    $  9.44
                                      ========      ========      ========      ========    ========
Total return ......................       8.23%         9.27%         0.02%         7.74%       7.29%
                                      ========      ========      ========      ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $241,071      $142,822      $156,864      $153,383    $115,114
Ratio of expenses to average
  net assets ......................       0.62%         0.58%         0.55%         0.55%       0.55%
Ratio of net investment
  income to average net
  assets ..........................       4.84%         5.83%         5.16%         5.21%       5.61%
Portfolio turnover rate ...........        463%          541%          408%          539%        285%



                                                                  CLASS IB
                                    -------------------------------------------------------------------
                                                                                            MAY 1,
                                                 YEAR ENDED DECEMBER 31,                   1997* TO
                                    --------------------------------------------------   DECEMBER 31,
                                        2001         2000         1999         1998          1997
                                    ------------ ----------- ------------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $   9.43    $  9.15       $  9.66    $  9.43       $  9.27
                                      --------    -------       -------    -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.35       0.52          0.47       0.47          0.32
 Net realized and unrealized
  gain (loss) on
  investments .....................       0.39       0.31         (0.49)      0.22          0.22
                                      --------    -------       -------    -------       -------
 Total from investment
  operations ......................       0.74       0.83         (0.02)      0.69          0.54
                                      --------    -------       -------    -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.34)     (0.54)        (0.49)     (0.46)        (0.38)
 Tax return of capital
  distributions ...................          -      (0.01)            -          -             -
                                      --------    -------       -------    -------       -------
 Total dividends and
  distributions ...................      (0.34)     (0.55)        (0.49)     (0.46)        (0.38)
                                      --------    -------       -------    -------       -------
Net asset value, end of period        $   9.83    $  9.43       $  9.15    $  9.66       $  9.43
                                      ========    =======       =======    =======       =======
Total return ......................       7.98%      8.99%        (0.23)%     7.48%         5.83%(b)
                                      ========    =======       =======    =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $204,870    $71,267       $45,911    $30,898       $ 5,052
Ratio of expenses to average
  net assets ......................       0.87%      0.83%         0.80%      0.80%         0.81%(a)
Ratio of net investment
  income to average net
  assets ..........................       4.59%      5.55%         4.91%      4.87%         5.15%(a)
Portfolio turnover rate ...........        463%       541%          408%       539%          285%


66 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE INTERNATIONAL PORTFOLIO(d):


                                                                        CLASS IA
                                    ---------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------------
                                          2001            2000            1999           1998         1997
                                    --------------- --------------- -------------- -------------- ---------------
Net asset value, beginning of
  period ..........................     $  10.62       $  15.03         $  11.13      $  10.27      $  11.50
                                        --------       --------         --------      --------      --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................         0.02          (0.01)            0.08          0.09          0.10
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (2.42)         (3.33)            4.07          0.97         (0.45)
                                        --------       --------         --------      --------      --------
 Total from investment
  operations ......................        (2.40)         (3.34)            4.15          1.06         (0.35)
                                        --------       --------         --------      --------      --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............            -          (0.05)               -         (0.20)        (0.32)
 Distributions from realized
  gains ...........................        (0.19)         (1.02)           (0.25)            -         (0.56)
                                        --------       --------         --------      --------      --------
 Total dividends and
  distributions ...................        (0.19)         (1.07)           (0.25)        (0.20)        (0.88)
                                        --------       --------         --------      --------      --------
Net asset value, end of period          $   8.03       $  10.62         $  15.03      $  11.13      $  10.27
                                        ========       ========         ========      ========      ========
Total return ......................       (22.88)%       (22.77)%          37.31 %       10.57%        (2.98)%
                                        ========       ========         ========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................     $167,610       $228,325         $268,541      $204,767      $190,611
Ratio of expenses to average
  net assets ......................          1.10%         1.16%(c)         1.08%         1.06%         1.08%
Ratio of net investment
  income (loss) to average
  net assets ......................          .17%         (0.03)%(c)        0.70%         0.81%         0.83%
Portfolio turnover rate ...........           77%            80%             152%           59%           59%



                                                                        CLASS IB
                                    ---------------------------------------------------------------------------------
                                                                                                         MAY 1,
                                                       YEAR ENDED DECEMBER 31,                          1997* TO
                                    -------------------------------------------------------------     DECEMBER 31,
                                         2001              2000            1999         1998             1997
                                    --------------- ------------------- ------------ ------------ -------------------
Net asset value, beginning of
  period ..........................    $ 10.55         $  14.96           $  11.11    $  10.26         $ 11.39
                                       -------         --------           --------    --------         -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................          -#           (0.01)              0.04        0.05            0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (2.42)           (3.33)              4.06        0.98           (0.31)
                                       -------         --------           --------    --------         -------
 Total from investment
  operations ......................      (2.42)           (3.34)              4.10        1.03           (0.29)
                                       -------         --------           --------    --------         -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............          -            (0.05)                 -       (0.18)          (0.28)
 Distributions from realized
  gains ...........................      (0.19)           (1.02)             (0.25)          -           (0.56)
                                       -------         --------           --------    --------         -------
 Total dividends and
  distributions ...................      (0.19)           (1.07)             (0.25)      (0.18)          (0.84)
                                       -------         --------           --------    --------         -------
Net asset value, end of period         $  7.94         $  10.55           $  14.96    $  11.11         $ 10.26
                                       =======         ========           ========    ========         =======
Total return ......................     (23.23)%         (22.86)%            36.90%      10.30%          (2.54)%(b)
                                       =======         ========           ========    ========         =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................    $36,054         $ 37,171           $ 18,977     $ 7,543         $ 3,286
Ratio of expenses to average
  net assets ......................       1.35%            1.41%(c)           1.33%       1.31%           1.38%(a)
Ratio of net investment
  income (loss) to average
  net assets ......................      (0.08)%          (0.28)%(c)          0.36%       0.44%           0.20%(a)

Portfolio turnover rate ...........         77%              80%               152%         59%             59%


EQ Advisors Trust                                       FINANCIAL HIGHLIGHTS  67

EQ/ALLIANCE MONEY MARKET PORTFOLIO (d)(e):




                                                                    CLASS IA
                                   --------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                   --------------------------------------------------------------------------
                                        2001           2000         1999           1998           1997
                                   -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
  year ...........................   $  10.33       $  10.28      $  10.22      $  10.18         $  10.17
                                     --------       --------      ---------     --------         --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...........       0.39           0.64          0.51          0.53             0.54
 Net realized and unrealized
  gain (loss) on
  investments ....................          - +            -             -             -               -
                                     --------       --------      --------      --------         --------
 Total from investment
  operations .....................       0.39           0.64          0.51          0.53             0.54
                                     --------       --------      --------      --------         --------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............      (0.35)         (0.59)        (0.45)        (0.49)           (0.53)
                                     ----------     --------      --------      --------         --------
Net asset value, end of year .....   $  10.37       $  10.33      $  10.28      $  10.22         $  10.18
                                     ========       ========      ========      ========         ========
Total return .....................       3.82%          6.24%         4.96%         5.34%            5.42%
                                     ========       ========      ========      ========         ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................   $860,719       $893,097      $883,988      $723,311         $449,960
Ratio of expenses to
 average net assets ..............       0.40%          0.40%         0.37%         0.37%            0.39%
Ratio of net investment
 income to average net
 assets ..........................       3.80%          6.02%         4.91%         5.13%            5.28%



                                                                        CLASS IB
                                   -----------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------
                                          2001           2000          1999           1998          1997
                                   ----------------- -------------- ------------ -------------- --------------
Net asset value, beginning of
  year ...........................   $    10.28       $  10.25       $  10.21      $  10.17      $  10.16
                                     ----------       --------       --------      --------      --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...........         0.31           0.61           0.49          0.49          0.52
 Net realized and unrealized
  gain (loss) on
  investments ....................         0.06 +        (0.01)         (0.01)         0.02             -
                                     ----------       --------       --------      --------      --------
 Total from investment
  operations .....................         0.37           0.60           0.48          0.51          0.52
                                     ----------       --------       --------      --------      --------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............        (0.33)         (0.57)         (0.44)        (0.47)        (0.51)
                                     ----------       --------       --------      --------      --------
Net asset value, end of year .....   $    10.32       $  10.28       $  10.25      $  10.21      $  10.17
                                     ==========       ========       ========      ========      ========
Total return .....................         3.63%          5.99%          4.71%         5.08%         5.16%
                                     ==========       ========       ========      ========      ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................   $1,155,159       $677,333       $559,713      $386,718      $123,675
Ratio of expenses to
 average net assets ..............         0.65%          0.65%          0.62%         0.62%         0.63%
Ratio of net investment
 income to average net
 assets ..........................         3.38%          5.78%          4.68%         4.82%         5.02%


68 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO:



                                                                                            CLASS IA
                                                                       ---------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,         MAY 1, 1999*
                                                                       ---------------------------            TO
                                                                            2001         2000        DECEMBER 31, 1999
                                                                       --------------------------- -----------------------
Net asset value, beginning of period .................................    $   9.65     $  11.87           $  10.00
                                                                          --------     --------           --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ........................................       (0.01)       (0.01)              0.02
 Net realized and unrealized gain (loss) on investments ..............       (2.29)       (2.14)              1.89
                                                                          --------     --------           --------
 Total from investment operations ....................................       (2.30)       (2.15)              1.91
                                                                          --------     --------           --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ................................           -            -              (0.01)
 Distributions from realized gains ...................................           - #       0.07)             (0.03)
                                                                          --------     --------           --------
 Total dividends and distributions ...................................           -        (0.07)             (0.04)
                                                                          --------     --------           --------
Net asset value, end of period .......................................    $   7.35     $   9.65           $  11.87
                                                                           =======     ========           ========
Total return .........................................................      (23.83)%     (18.15)%            19.14%(b)
                                                                          ========     ========           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................................    $ 39,076     $ 49,284           $ 28,834
Ratio of expenses to average net assets after waivers ................        0.90%        0.90%              0.90%(a)(c)
Ratio of expenses to average net assets before waivers ...............        0.96%        0.94%              1.12%(a)(c)
Ratio of net investment income (loss) to average net assets after
 waivers .............................................................       (0.15)%      (0.12)%             0.45%(a)(c)
Ratio of net investment income (loss) to average net assets before
 waivers .............................................................       (0.21)%      (0.16)%             0.23%(a)(c)
Portfolio turnover rate ..............................................         140%         127%                29%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ..........................    $     - #    $      -           $   0.01



                                                                                               CLASS IB
                                                                       --------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,            MAY 1, 1999*
                                                                       -----------------------------             TO
                                                                           2001          2000             DECEMBER 31, 1999
                                                                       ------------- ---------------   -------------------------
Net asset value, beginning of period .................................   $   9.62    $    11.86             $   10.00
                                                                         --------    ----------             ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ........................................      (0.03)        (0.03)                 0.01
 Net realized and unrealized gain (loss) on investments ..............      (2.28)        (2.14)                 1.89
                                                                         --------    ----------             ---------
 Total from investment operations ....................................      (2.31)        (2.17)                 1.90
                                                                         --------    ----------             ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ................................          -             -                 (0.01)
 Distributions from realized gains ...................................          - #       (0.07)                (0.03)
                                                                         --------    ----------             ---------
 Total dividends and distributions ...................................          -         (0.07)                (0.04)
                                                                         --------    ----------             ---------
Net asset value, end of period .......................................   $   7.31    $     9.62             $   11.86
                                                                         ========    ==========             =========
Total return .........................................................     (24.01)%      (18.34)%               18.97%(b)
                                                                         ========    ==========             =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................................   $924,331    $1,341,788             $ 451,323
Ratio of expenses to average net assets after waivers ................       1.15%         1.15%                 1.15%(a)(c)
Ratio of expenses to average net assets before waivers ...............       1.21 %        1.19%                 1.37%(a)(c)
Ratio of net investment income (loss) to average net assets after
 waivers .............................................................      (0.40)%       (0.37)%                0.20%(a)(c)
Ratio of net investment income (loss) to average net assets before
 waivers .............................................................      (0.46)%       (0.40)%               (0.02)%(a)(c)
Portfolio turnover rate ..............................................        140%          127%                   29%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ..........................   $      - #  $        -             $    0.01


EQ Advisors Trust                                       FINANCIAL HIGHLIGHTS  69

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO(d)(e):


                                                                        CLASS IA
                                  --------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                          MAY 1,
                                  -------------------------------------------------------------      1997* TO
                                                                                                    DECEMBER 31,
                                        2001           2000          1999           1998               1997
                                  --------------- -------------- -------------- -------------   ------------------
Net asset value, beginning of
  period ........................    $  15.06        $  15.11     $  11.82      $  12.35          $   10.00
                                     --------        --------     ----------    --------          ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................       (0.06)          (0.07)       (0.05)         0.01               0.01
 Net realized and unrealized
  gain (loss) on
  investments ...................       (1.89)           1.99         3.34         (0.54)              2.65
                                     --------        --------     --------      --------          ---------
 Total from investment
  operations ....................       (1.95)           1.92         3.29         (0.53)              2.66
                                     --------        --------     --------      --------          ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............           -               -            -             -              (0.01)
 Distributions from realized
  gains .........................       (0.21)          (1.97)           -             -              (0.30)
                                     --------        --------     --------      --------          ---------
 Total dividends and
  distributions .................       (0.21)          (1.97)           -             -              (0.31)
                                     --------        --------     --------      --------          ---------
Net asset value, end of
 period .........................    $  12.90        $  15.06     $  15.11      $  11.82          $   12.35
                                     ========        ========     ========      ========          =========
Total return ....................      (13.03)%         14.12%       27.75%        (4.28)%            26.74%(b)
                                     ========        ========     ========      ========          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................    $461,312        $501,596     $241,000      $198,360          $  94,676
Ratio of expenses to
 average net assets .............        0.81%           0.84%        0.95%         0.96%              0.95%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................       (0.49)%         (0.37)%      (0.40)%        0.08%              0.10%(a)
Portfolio turnover rate .........         110%            142%         221%           94%                96%



                                                                        CLASS IB
                                  --------------------------------------------------------------------------------
                                                                                                      MAY 1,
                                                     YEAR ENDED DECEMBER 31,                         1997* TO
                                  -------------------------------------------------------------    DECEMBER 31,
                                        2001           2000           1999            1998             1997
                                  --------------- -------------- -------------- --------------- ------------------
Net asset value, beginning of
  period ........................     $  14.92        $  15.03     $  11.79         $  12.34       $  10.00
                                      --------        --------     --------         --------       --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................        (0.08)          (0.11)       (0.08)           (0.02)         (0.01)
 Net realized and unrealized
  gain (loss) on
  investments ...................        (1.88)           1.97         3.32            (0.53)          2.65
                                      --------        --------     --------         --------       --------
 Total from investment
  operations ....................        (1.96)           1.86         3.24            (0.55)          2.64
                                      --------        --------     --------         --------       --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............            -               -            -                -              -
 Distributions from realized
  gains .........................        (0.21)          (1.97)           -                -          (0.30)
                                      --------        --------     --------         --------       --------
 Total dividends and
  distributions .................        (0.21)          (1.97)           -                -           0.30)
                                      --------        --------     --------         --------       --------
Net asset value, end of
 period .........................     $  12.75        $  14.92     $  15.03         $  11.79       $   2.34
                                      ========        ========     ========         ========       ========
Total return ....................       (13.28)%         13.78%       27.46 %          (4.44)%        26.57%(b)
                                      ========        ========     ========         ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................     $387,833        $360,635     $162,331         $112,254       $ 46,324
Ratio of expenses to
 average net assets .............         1.06%           1.09%        1.20%            1.20%          1.15%(a)

Ratio of net investment
 income (loss) to average
 net assets .....................        (0.74)%         (0.62)%      (0.65)%          (0.17)%        (0.12)%(a)
Portfolio turnover rate .........          110%            142%         221%              94%            96%


70 FINANCIAL HIGHLIGHTS                                       EQ Advisors Trust

EQ/BALANCED PORTFOLIO(d)(g):


                                                                        CLASS IA
                                  ----------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------------------
                                        2001            2000           1999           1998           1997
                                  --------------- --------------- -------------- -------------- --------------
Net asset value, beginning of
  period ........................    $    15.20       $    19.18     $    18.51     $    17.58    $    16.64
                                     ----------       ---------      ----------     ----------    ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........          0.40             0.60           0.52           0.56          0.58
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........         (0.69)           (0.92)          2.69           2.54          1.86
                                     ----------       ---------      ----------     ----------    ---------
 Total from investment
  operations ....................         (0.29)           (0.32)          3.21           3.10          2.44
                                     ----------       ---------      ----------     ----------    ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............         (0.39)           (0.62)         (0.56)         (0.50)        (0.59)
 Distributions from realized
  gains .........................             -            (3.04)         (1.98)         (1.67)        (0.91)
                                     ----------       ---------      ----------     ----------    ----------
 Total dividends and
  distributions .................         (0.39)           (3.66)         (2.54)         (2.17)        (1.50)
                                     ----------       ---------      ----------     ----------    ----------
Net asset value, end of
 period .........................    $    14.52       $    15.20     $    19.18     $    18.51    $    17.58
                                     ==========       =========      ==========     ==========    ==========
Total return ....................         (1.85)%          (1.32)%        17.79%         18.11%        15.06%
                                     ==========       =========      ==========     ==========    ==========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ........................    $2,112,401       $1,914,143     $2,126,313     $1,936,429    $1,724,089
Ratio of expenses to average
 net assets after waivers .......          0.65%             N/A            N/A            N/A           N/A
Ratio of expenses to average
 net assets before waivers ......          0.65%            0.59%          0.44%          0.45%         0.45%
Ratio of net investment
 income to average net
 assets after waivers ...........          2.74%             N/A            N/A            N/A           N/A
Ratio of net investment
 income to average net
 assets before waivers ..........          2.74%            3.17%           2.68%         3.00%         3.30%
Portfolio turnover rate .........           184%             183%            107%           95%          146%



                                                                        CLASS IB
                                  ----------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,           JULY 8, 1998* TO
                                  --------------------------------------     DECEMBER 31,
                                      2001         2000         1999             1998
                                  ------------ ------------ ------------ -------------------
Net asset value, beginning of
  period ........................   $  15.14    $  19.15     $  18.51         $ 19.48
                                    --------    --------     --------         -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........       0.35        0.55         0.47            0.24
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........      (0.67)      (0.93)        2.69            0.66
                                    --------    --------     --------         -------
 Total from investment
  operations ....................      (0.32)      (0.38)        3.16            0.90
                                    --------    --------     --------         -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............      (0.37)      (0.59)       (0.54)          (0.20)
 Distributions from realized
  gains .........................          -       (3.04)       (1.98)          (1.67)
                                    --------    --------     --------         --------
 Total dividends and
  distributions .................      (0.37)      (3.63)       (2.52)          (1.87)
                                    --------    --------     --------         --------
Net asset value, end of
 period .........................   $  14.45    $  15.14     $  19.15         $ 18.51
                                    ========    =========    ========         =======
Total return ....................      (2.08)%     (1.58)%      17.50%           4.92 %(b)
                                    ========    ========     ========         =======
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ........................   $359,212    $ 41,282     $ 10,701         $   10
Ratio of expenses to average
 net assets after waivers .......       0.90%        N/A          N/A             N/A
Ratio of expenses to average
 net assets before waivers ......       0.90%       0.84%        0.69%           0.70%a)
Ratio of net investment
 income to average net
 assets after waivers ...........       3.72%        N/A          N/A             N/A
Ratio of net investment
 income to average net
 assets before waivers ..........       3.72%       2.92%        2.43%           2.65%(a)
Portfolio turnover rate .........        184%        183%         107%             95%


EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  71

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO (h):


                                                                        CLASS IA
                                                                 ------------------
                                                                    MAY 18, 2001*
                                                                              TO
                                                                  DECEMBER 31, 2001
                                                                 ------------------
Net asset value, beginning of period ...........................    $    12.26
                                                                    ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................          0.11
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................         (0.26)
                                                                    ----------
  Total from investment operations .............................         (0.15)
                                                                    ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................         (0.13)
  Distributions from realized gains ............................         (0.21)
                                                                    ----------
  Total dividends and distributions ............................         (0.34)
                                                                    ----------
Net asset value, end of period .................................    $    11.77
                                                                    ==========
Total return ...................................................         (1.21)%(b)
                                                                    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................    $   18,000
Ratio of expenses to average net assets after waivers ..........          0.70%(a)
Ratio of expenses to average net assets before waivers .........          0.73%(a)
Ratio of net investment income to average net assets after
 waivers .......................................................          1.69%(a)
Ratio of net investment income to average net assets before
 waivers .......................................................          1.66%(a)
Portfolio turnover rate ........................................            90%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................    $        - #



                                                                                      CLASS IB
                                                                 ---------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------
                                                                     2001          2000         1999        1998**
                                                                 ------------ ------------- ------------ -----------
Net asset value, beginning of period ...........................   $  11.73       $  12.06    $  11.94     $  10.00
                                                                   --------       --------    --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................       0.11           0.09        0.11         0.06
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................       0.25          (0.33)       0.31         1.94
                                                                   --------       --------    --------     --------
  Total from investment operations .............................       0.36          (0.24)       0.42         2.00
                                                                   --------       --------    --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................      (0.11)         (0.09)      (0.11)       (0.06)
  Distributions from realized gains ............................      (0.21)             -       (0.19)           -
                                                                   --------       --------    --------     --------
  Total dividends and distributions ............................      (0.32)         (0.09)      (0.30)       (0.06)
                                                                   --------       --------    --------     --------
Net asset value, end of period .................................   $  11.77       $  11.73    $  12.06     $  11.94
                                                                   ========       ========    ========     ========
Total return ...................................................       3.09%         (1.94)%      3.55%       20.01%
                                                                   ========       ========    ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................   $608,741       $176,049    $133,503     $ 74,588
Ratio of expenses to average net assets after waivers ..........       0.95%          0.95%       0.94%        0.90%
Ratio of expenses to average net assets before waivers .........       0.98%          0.95%       1.00%        1.20%
Ratio of net investment income to average net assets after
 waivers .......................................................       1.40%          0.91%       1.10%        1.19%
Ratio of net investment income to average net assets before
 waivers .......................................................       1.37%          0.91%       1.04%        0.89%
Portfolio turnover rate ........................................         90%            33%         32%          37%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................   $      - #      $     -    $   0.01     $   0.02


72 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:


                                                                                                    CLASS IB
                                                                                  --------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,     MAY 1, 1999*
                                                                                  -------------------------         TO
                                                                                      2001         2000      DECEMBER 31, 1999
                                                                                  ------------ ------------ ------------------
Net asset value, beginning of period.............................................   $  10.46    $  10.32        $ 10.00
                                                                                    --------    --------        -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................       0.03        0.05           0.02
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................      (0.24)       0.30           0.35
                                                                                    --------    --------        -------
  Total from investment operations ..............................................      (0.21)       0.35           0.37
                                                                                    --------    --------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................      (0.03)      (0.05)         (0.02)
  Distributions from realized gains .............................................          - #     (0.11)         (0.02)
  Distributions in excess of realized gains .....................................          -       (0.05)         (0.01)
                                                                                    --------    --------        -------
  Total dividends and distributions .............................................      (0.03)      (0.21)         (0.05)
                                                                                    --------    --------        -------
Net asset value, end of period ..................................................   $  10.22    $  10.46        $ 10.32
                                                                                    ========    ========        =======
Total return ....................................................................      (2.01)%      3.56%          3.76 %(b)
                                                                                   =========    ========        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................   $198,364    $136,485        $67,472
Ratio of expenses to average net assets after waivers ...........................       0.95%       0.95%          0.95%(a)
Ratio of expenses to average net assets before waivers ..........................       1.01%       1.01%          1.23%(a)
Ratio of net investment income to average net assets after waivers ..............       0.32%       0.60%          0.63%(a)
Ratio of net investment income to average net assets before waivers .............       0.26%       0.54%          0.35%(a)
Portfolio turnover rate .........................................................         36%         43%            50%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ....................................   $      - #  $   0.01        $  0.01


EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  73

EQ/EMERGING MARKETS EQUITY PORTFOLIO:



                                                                                          CLASS IB
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                        2001          2000          1999          1998
                                                                   ------------- ------------- ------------- -------------
Net asset value, beginning of period .............................    $   5.93      $  11.22      $   5.79     $  7.96
                                                                      --------      --------      --------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................................        0.02         (0.08)        (0.01)        0.03
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .................................       (0.33)        (4.37)         5.55        (2.18)
                                                                      --------      --------      --------     -------
  Total from investment operations ...............................       (0.31)        (4.45)         5.54        (2.15)
                                                                      --------      --------      --------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...........................           -             -             -        (0.02)
  Distributions from realized gains ..............................       (0.01)        (0.12)        (0.11)           -
  Distributions in excess of realized gains ......................           -         (0.72)            -            -
                                                                      --------      --------      --------     -------
  Total dividends and distributions ..............................       (0.01)        (0.84)        (0.11)       (0.02)
                                                                      --------      --------      --------     -------
Net asset value, end of period ...................................    $   5.61      $   5.93      $  11.22     $   5.79
                                                                      ========      ========      ========     =======
Total return .....................................................       (5.09)%      (40.12)%       95.82 %     (27.10)%
                                                                      ========      ========      ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................    $183,868      $198,044      $191,581     $ 41,359
Ratio of expenses to average net assets after waivers and
  excluding taxes ................................................        1.78%         1.75%         1.75%        1.75%
Ratio of expenses to average net assets before waivers and
  including taxes ................................................        2.13%         1.92%         2.38%        2.63%
Ratio of net investment income (loss) to average net assets after
  waivers and excluding taxes ....................................        0.32 %       (0.86)%       (0.18)%       0.73%
Ratio of net investment income (loss) to average net assets before
  waivers and including taxes ....................................       (0.03)%       (0.99)%       (0.82)%      (0.09)%
Portfolio turnover rate ..........................................         143%           95%          138%         114%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .....................    $   0.02      $   0.01      $   0.02     $   0.03



                                                                        CLASS IB
                                                                   ------------------
                                                                    AUGUST 20, 1997*
                                                                              TO
                                                                    DECEMBER 31, 1997
                                                                   ------------------
Net asset value, beginning of period .............................      $  10.00
                                                                        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................................          0.04
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .................................         (2.06)
                                                                        --------
  Total from investment operations ...............................         (2.02)
                                                                        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...........................         (0.02)
  Distributions from realized gains ..............................             -
  Distributions in excess of realized gains ......................             -
                                                                        --------
  Total dividends and distributions ..............................         (0.02)
                                                                        --------
Net asset value, end of period ...................................      $   7.96
                                                                        ========
Total return .....................................................        (20.16)%(b)
                                                                       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................      $ 21,433
Ratio of expenses to average net assets after waivers and
  excluding taxes ................................................          1.75%(a)
Ratio of expenses to average net assets before waivers and
  including taxes ................................................          2.61%(a)
Ratio of net investment income (loss) to average net assets after
  waivers and excluding taxes ....................................          1.96%(a)
Ratio of net investment income (loss) to average net assets before
  waivers and including taxes ....................................          1.10%(a)
Portfolio turnover rate ..........................................            25%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .....................      $   0.02


74 FINANCIAL HIGHLIGHTS                                       EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO(d)(e)(f):


                                                                          CLASS IA
                                         --------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------------
                                               2001            2000           1999           1998          1997
                                         --------------- --------------- -------------- -------------- ------------
Net asset value, beginning of period        $    25.34       $    29.57      $    25.00    $    19.74     $  15.16
                                            ----------       ----------      ----------    ----------     --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .................          0.26             0.25            0.28          0.27         0.26
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions ........         (3.28)           (3.13)           4.78          5.25         4.64
                                            ----------       ----------      ----------    ----------     --------
 Total from investment operations ......         (3.02)           (2.88)           5.06          5.52         4.90
                                            ----------       ----------      ----------    ----------     -------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ...............................          0.25)           (0.19)          (0.27)        (0.25)       (0.25)
 Distributions from net realized
  gains ................................         (0.02)           (1.16)          (0.22)        (0.01)       (0.07)
                                            ----------       ----------      ----------    ----------     --------
 Total dividends and distributions .....         (0.27)           (1.35)          (0.49)        (0.26)       (0.32)
                                            ----------       ----------      ----------    ----------     --------
Net asset value, end of period .........    $    22.05       $    25.34      $    29.57    $    25.00     $  19.74
                                            ==========       ==========      ==========    ==========     ========
Total return ...........................        (11.95)%          (9.58)%         20.38%        28.07%       32.58%
                                            ==========       ==========      ==========    ==========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......    $1,775,556       $2,106,901      $2,618,539    $1,689,913     $943,631
Ratio of expenses to average net
 assets ................................          0.31%            0.32%           0.33%         0.34%        0.37%
Ratio of net investment income to
 average net assets ....................          1.08%            0.87%           1.05%         1.23%        1.46%
Portfolio turnover rate ................             3%              17%              5%            6%           3%



                                                                        CLASS IB
                                         --------------------------------------------------------------------
                                                                                                  MAY 1,
                                                       YEAR ENDED DECEMBER 31,                   1997* TO
                                         ---------------------------------------------------   DECEMBER 31,
                                              2001          2000         1999        1998          1997
                                         ------------- ------------- ----------- ----------- ----------------
Net asset value, beginning of period       $  25.22       $  29.50      $  24.98    $  19.73    $  16.35
                                           --------       --------      --------    --------    --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .................       0.20           0.16          0.21        0.22        0.14
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions ........      (3.26)         (3.11)         4.78        5.24        3.48
                                           --------       --------      --------    --------    --------
 Total from investment operations ......      (3.06)         (2.95)         4.99        5.46        3.62
                                           --------       --------      --------    --------    --------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ...............................      (0.19)         (0.17)        (0.25)      (0.20)      (0.17)
 Distributions from net realized
  gains ................................      (0.02)         (1.16)        (0.22)      (0.01)      (0.07)
                                           --------       --------      --------    --------    --------
 Total dividends and distributions .....      (0.21)         (1.33)        (0.47)      (0.21)      (0.24)
                                           --------       --------      --------    --------    --------
Net asset value, end of period .........   $  21.95       $  25.22      $  29.50    $  24.98    $  19.73
                                           ========       ========      ========    ========    ========
Total return ...........................     (12.15)%        (9.81)%       20.08%      27.74%      22.28%(b)
                                           ========       ========      ========    ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......   $925,533       $928,578      $ 20,931    $    443    $    110
Ratio of expenses to average net
 assets ................................       0.56%          0.57%         0.58%       0.59%       0.62%(a)
Ratio of net investment income to
 average net assets ....................       0.83%          0.58%         0.78%       0.98%       1.10%(a)
Portfolio turnover rate ................          3%            17%            5%          6%          3%


EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  75

EQ/FI MID CAP PORTFOLIO:


                                                                                             CLASS IB
                                                                             -----------------------------------------
                                                                                                    SEPTEMBER 1, 2000*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                             -------------------   -------------------
Net asset value, beginning of period .....................................        $  10.02              $  10.00
                                                                                  --------              --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................            0.01                  0.01
  Net realized and unrealized gain (loss) on investments .................           (1.35)                 0.03
                                                                                  --------              --------
  Total from investment operations .......................................           (1.34)                 0.04
                                                                                  --------              --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................           (0.01)               (0.02)
                                                                                  --------              --------
Net asset value, end of period ...........................................        $   8.67              $  10.02
                                                                                  ========              ========
Total return .............................................................          (13.42)%                0.46%(b)
                                                                                  ========              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................        $177,447              $ 45,790
Ratio of expenses to average net assets after waivers ....................            1.00%                 1.00%(a)
Ratio of expenses to average net assets before waivers ...................            1.22%                 1.23%(a)
Ratio of net investment income to average net assets after waivers .......            0.26%                 1.17%(a)
Ratio of net investment income to average net assets before waivers ......            0.04%                 0.94%(a)
Portfolio turnover rate ..................................................             231%                   42%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................        $   0.01              $      -


76 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/FI SMALL/MID CAP VALUE PORTFOLIO:


                                                                        CLASS IA
                                    --------------------------------------------------------------------------
                                                                                             NOVEMBER 24,
                                                                                                1998*
                                                                                                  TO
                                     -------------------------------------------------       DECEMBER 31,
                                        2001             2000               1999                 1998
                                    ------------ ------------------- ----------------- -----------------------
Net asset value, beginning of
  period ..........................  $  11.21         $ 10.76          $  10.59             $   10.40
                                     --------         -------          --------             --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............      0.12            0.10              0.03                  0.03
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      0.36            0.48              0.19                  0.23 +
                                     --------         -------          --------             ---------
 Total from investment
  operations ......................      0.48            0.58              0.22                  0.26
                                     --------         -------          --------             ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.08)          (0.13)            (0.05)                (0.06)
 Distributions in excess of
  realized gains ..................         -               -                 -                     -
 Return of capital
  distributions ...................         -               -                 -                 (0.01)
                                     --------         -------          --------             ---------
 Total dividends and
  distributions ...................    (0.08)           (0.13)            (0.05)                (0.07)
                                     --------         -------          --------             ---------
Net asset value, end of period       $  11.61         $ 11.21          $  10.76             $   10.59
                                     ========         =======          ========             =========
Total return ......................      4.29%           5.48%             2.07%                 2.63%(b)
                                     ========         =======          ========             =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................  $ 18,087         $ 7,269          $  2,339             $     747
Ratio of expenses to average
 net assets after waivers .........      0.85%           0.82%(c)          0.75%(c)              0.75%(a)(c)
Ratio of expenses to average
 net assets before waivers ........      0.86%           0.87%(c)          0.84%(c)              0.92%(a)(c)
Ratio of net investment
 income to average net
 assets after waivers .............      1.28%           1.42%(c)          0.40%(c)              0.72%(a)(c)
Ratio of net investment
 income to average net
 assets before waivers ............      1.27%           1.37%(c)          0.32%(c)              0.55%(a)(c)
Portfolio turnover rate ...........       106%            196%              192%                  111%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............  $      -#        $  0.01          $    0.01            $    0.17



                                                                           CLASS IB
                                    --------------------------------------------------------------------------------------
                                                                                                           MAY 1, 1997*
                                                         YEAR ENDED DECEMBER 31,                                TO
                                    ------------------------------------------------------------------     DECEMBER 31,
                                        2001            2000              1999              1998               1997
                                    ------------ ----------------- ----------------- ----------------- -------------------
Net asset value, beginning of
  period ..........................   $  11.22      $  10.78          $  10.61          $  11.85           $  10.00
                                      --------      --------          --------          --------           --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.06          0.12              0.02              0.05               0.01
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........       0.39          0.43              0.17             (1.24)              1.90
                                      --------      --------          --------          --------           --------
 Total from investment
  operations ......................       0.45          0.55              0.19             (1.19)              1.91
                                      --------      --------          --------          --------           --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.06)        (0.11)            (0.02)            (0.04)             (0.01)
 Distributions in excess of
  realized gains ..................          -             -                 -                 -              (0.05)
 Return of capital
  distributions ...................          -             -                 -             (0.01)                 -
                                      --------      --------          --------          --------           --------
 Total dividends and
  distributions ...................      (0.06)        (0.11)            (0.02)            (0.05)             (0.06)
                                      --------      --------          --------          --------           --------
Net asset value, end of period        $  11.61      $  11.22          $  10.78          $  10.61           $  11.85
                                      ========      ========          ========          ========           ========
Total return ......................       4.04%         5.13%             1.80 %          (10.02)%            19.15%(b)
                                      ========      ========          ============         ========       =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $429,560      $153,232          $149,618          $166,746           $120,880
Ratio of expenses to average
 net assets after waivers .........       1.10%         1.07%(c)          1.00%(c)          1.00%(c)           1.00%(a)
Ratio of expenses to average
 net assets before waivers ........       1.11%         1.12%(c)          1.09%(c)          1.17%(c)           1.70%(a)
Ratio of net investment
 income to average net
 assets after waivers .............       1.03%         1.17%(c)          0.21%(c)          0.47%(c)           0.26%(a)
Ratio of net investment
 income to average net
 assets before waivers ............       1.02%         1.12%(c)          0.12%(c)          0.30%(c)          (0.44)%(a)
Portfolio turnover rate ...........        106%          196%              192%              111%                44%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............   $      - #    $      -          $   0.02          $   0.02           $   0.03



EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  77

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO:**


                                                                                       CLASS IB
                                                                           ---------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------
                                                                                2001             2000
                                                                           ------------- -------------------
Net asset value, beginning of year .......................................   $  11.80      $  14.87
                                                                             --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................       0.09          0.11
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions .................................................      (3.09)        (2.72)
                                                                             --------      --------
  Total from investment operations .......................................      (3.00)        (2.61)
                                                                             --------      --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................      (0.03)            -
  Dividends in excess of net investment income ...........................          -         (0.01)
  Distributions from realized gains ......................................      (0.03)        (0.45)
                                                                             --------      --------
  Total dividends and distributions ......................................      (0.06)        (0.46)
                                                                             --------      --------
Net asset value, end of year .............................................   $   8.74      $  11.80
                                                                             =========     ========
Total return .............................................................     (25.47)%      (17.63)%
                                                                             ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................................   $ 80,083      $ 99,467
Ratio of expenses to average net assets after waivers ....................       1.01%         1.01%(c)
Ratio of expenses to average net assets before waivers ...................       1.01%         1.04%(c)
Ratio of net investment income to average net assets after waivers .......       0.88%         0.86%(c)
Ratio of net investment income to average net assets before waivers ......       0.88%         0.83%(c)
Portfolio turnover rate ..................................................          8%           12%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................   $      -      $      -



                                                                                         CLASS IB
                                                                           -------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                           -------------------------------------
                                                                                  1999               1998
                                                                           ------------------ ------------------
Net asset value, beginning of year .......................................     $ 11.85           $ 10.00
                                                                               -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................        0.10              0.08
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions .................................................        3.15              1.92
                                                                               -------           -------
  Total from investment operations .......................................        3.25              2.00
                                                                               -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................       (0.10)            (0.15)
  Dividends in excess of net investment income ...........................       (0.02)                -
  Distributions from realized gains ......................................       (0.11)                -
                                                                               -------           -------
  Total dividends and distributions ......................................       (0.23)            (0.15)
                                                                               -------           -------
Net asset value, end of year .............................................     $ 14.87           $ 11.85
                                                                               =======           =======
Total return .............................................................       27.50%            20.07%
                                                                               =======           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................................     $94,581           $48,075
Ratio of expenses to average net assets after waivers ....................        0.94%(c)          0.84%(c)
Ratio of expenses to average net assets before waivers ...................        1.05%(c)          1.49%(c)
Ratio of net investment income to average net assets after waivers .......        0.96%(c)          1.11%(c)
Ratio of net investment income to average net assets before waivers ......        0.85%(c)          0.46%(c)
Portfolio turnover rate ..................................................           7%                3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................     $  0.03           $  0.05


78 FINANCIAL HIGHLIGHTS                                       EQ Advisors Trust

EQ/J.P. MORGAN CORE BOND PORTFOLIO:**


                                                                                                CLASS IB
                                                                           ---------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------------------------
                                                                               2001         2000          1999         1998
                                                                           ------------ ------------ ------------- -----------
Net asset value, beginning of year .......................................   $  10.51      $   9.92       $  10.57    $  10.00
                                                                             --------      --------       --------    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................       0.46          0.54           0.49        0.21
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions .................................................       0.45          0.61          (0.66)       0.70
                                                                             --------      --------       --------    -------
  Total from investment operations .......................................       0.91          1.15          (0.17)       0.91
                                                                             --------      --------       --------    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................      (0.46)       (0.56)          (0.48)      (0.21)
  Dividends in excess of net investment income ...........................          -             -              -       (0.01)
  Distributions from realized gains ......................................      (0.20)            -              -       (0.11)
  Distributions in excess of realized gains ..............................          -             -              -       (0.01)
                                                                             --------      --------       --------    --------
  Total dividends and distributions ......................................      (0.66)       (0.56)          (0.48)      (0.34)
                                                                             --------      --------       --------    --------
Net asset value, end of year .............................................   $  10.76      $  10.51       $   9.92    $  10.57
                                                                             ========      ========       ========    ========
Total return .............................................................       7.95%        11.55%        ( 1.64)%      9.02%
                                                                             ========      ========       ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...........................................   $429,056      $233,916       $156,581    $103,326
Ratio of expenses to average net assets after waivers ....................       0.80%         0.80%          0.80%       0.80%
Ratio of expenses to average net assets before waivers ...................       0.81%         0.81%          0.89%       1.03%
Ratio of net investment income to average net assets after waivers .......       5.18%         5.92%          5.53%       4.95%
Ratio of net investment income to average net assets before waivers ......       5.17%         5.91%          5.44%       4.72%
Portfolio turnover rate ..................................................        211%          185%           233%        428%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................   $     - #     $      -       $   0.01    $   0.01


EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  79

EQ/LAZARD SMALL CAP VALUE PORTFOLIO:**


                                                                                                CLASS IB
                                                                           --------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                           --------------------------------------------------
                                                                               2001         2000         1999        1998
                                                                           ------------ ------------ ----------- ------------
Net asset value, beginning of year........................................  $  10.76     $   9.32     $  9.27     $ 10.00
                                                                            --------     --------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................      0.05         0.03        0.04        0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions .................................................      1.82         1.68        0.11       (0.72)
                                                                            --------     --------     -------     -------
  Total from investment operations .......................................      1.87         1.71        0.15       (0.70)
                                                                            --------     --------     -------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................     (0.04)       (0.02)      (0.04)      (0.03)
  Distributions from realized gains ......................................     (1.07)       (0.25)      (0.06)          -
                                                                            --------     --------     -------     -------
  Total dividends and distributions ......................................     (1.11)       (0.27)      (0.10)      (0.03)
                                                                            --------     --------     -------     -------
Net asset value, end of year .............................................  $  11.52     $  10.76     $  9.32     $  9.27
                                                                            ========     ========     =======     =======
Total return .............................................................     17.74%       18.56%       1.66%      (7.03)%
                                                                            ==========   ==========   =========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................................  $175,167     $107,433     $72,607     $51,046
Ratio of expenses to average net assets after waivers ....................      1.10%        1.12%       1.20%       1.20%
Ratio of expenses to average net assets before waivers ...................      1.13%        1.15%       1.30%       1.54%
Ratio of net investment income to average net assets after waivers .......      0.54%        0.31%       0.48%       0.52%
Ratio of net investment income to average net assets before waivers ......      0.51%        0.28%       0.39%       0.18%
Portfolio turnover rate ..................................................        91%          69%         48%         21%
Effect of voluntary expense limitation during the year:
  Per share benefit to net investment income .............................  $      -#    $      -     $  0.01     $  0.02


80 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/MARSICO FOCUS PORTFOLIO:


                                                                                               CLASS IB
                                                                                          ------------------
                                                                                           AUGUST 31, 2001*
                                                                                                  TO
                                                                                           DECEMBER 31, 2001
                                                                                          ------------------
Net asset value, beginning of period...................................................        $10.00
                                                                                               ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .................................................................             -#
  Net realized and unrealized gain on investments .....................................          1.39
                                                                                               ------
  Total from investment operations ....................................................          1.39
                                                                                               ------
  Net asset value, end of period ......................................................        $11.39
                                                                                               ======
  Total return ........................................................................         13.90%(b)
                                                                                               ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....................................................        $9,292
Ratio of expenses to average net assets after waivers and reimbursements ..............          1.15%(a)
Ratio of expenses to average net assets before waivers and reimbursements .............          3.59%(a)
Ratio of net investment income to average net assets after waivers and reimbursements .         (0.13)%(a)
Ratio of net investment income to average net assets before waivers and reimbursements          (2.57)%(a)
Portfolio turnover rate ...............................................................            22%


EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  81

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO:


                                                                                      CLASS IB
                                                       ----------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,                  MAY 1, 1997*
                                                       ---------------------------------------------------         TO
                                                           2001         2000         1999         1998      DECEMBER 31, 1997
                                                       ------------ ------------ ------------ ------------ ------------------
Net asset value, beginning of period .................   $  13.85      $  13.76      $  12.36    $  11.58        $ 10.00
                                                         --------      --------      --------    --------        -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............................       0.10          0.21          0.17        0.12           0.06
  Net realized and unrealized gain on investments
   and foreign currency transactions .................       0.65          1.33          2.15        1.21           1.64
                                                         --------      --------      --------    --------        -------
  Total from investment operations ...................       0.75          1.54          2.32        1.33           1.70
                                                         --------      --------      --------    --------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...............      (0.10)        (0.21)        (0.18)      (0.12)         (0.06)
  Distributions from realized gains ..................      (0.73)        (1.24)        (0.74)      (0.43)         (0.05)
  Distributions in excess of realized gains ..........          -             -             -           -          (0.01)
                                                         --------      --------      --------    --------        -------
  Total dividends and distributions ..................      (0.83)        (1.45)        (0.92)      (0.55)         (0.12)
                                                         --------      --------      --------    --------        -------
Net asset value, end of period .......................   $  13.77      $  13.85      $  13.76    $  12.36        $ 11.58
                                                         ========      ========      ========    ========        =======
Total return .........................................       5.49%        11.81%        19.00%      11.59%         16.99%(b)
                                                         ========      ========      ========    ========        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................   $613,150      $392,035      $300,467    $174,104        $49,495
Ratio of expenses to average net assets after
  waivers ............................................       0.95%         0.92%         0.85%       0.85%          0.85%(a)
Ratio of expenses to average net assets before
  waivers ............................................       0.95%         0.93%         0.96%       1.06%          1.89%(a)
Ratio of net investment income to average net
  assets after waivers ...............................       0.85%         1.56%         1.42%       1.41%          1.91%(a)
Ratio of net investment income to average net
 assets before waivers ...............................       0.85%         1.55%         1.31%       1.20%          0.87%(a)
Portfolio turnover rate ..............................         64%           81%           71%         83%            25%
Effect of voluntary expense limitation during the
 period:
  Per share benefit to net investment income .........   $      -#     $      -      $   0.01     $  0.02        $  0.03


82 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO:


                                                                        CLASS IA
                                    -----------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,                   NOVEMBER 24,
                                    ----------------------------------------------           1998*
                                                                                              TO
                                                                                         DECEMBER 31,
                                         2001          2000            1999                  1998
                                    ------------- ------------- ------------------ ------------------------
Net asset value, beginning
  of period .......................   $ 20.91        $ 27.40       $ 16.04               $ 14.18
                                      -------        -------       -------               -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................      0.07           0.04          0.01                     -
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........     (7.16)         (5.13)        11.83                  1.86
                                      -------        -------       -------               -------
 Total from investment
  operations ......................     (7.09)         (5.09)        11.84                  1.86
                                      -------        -------       -------               -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............         -              -             -                     -
 Distributions from realized
  gains ...........................         -#             -         (0.48)                    -
 Distributions in excess of
  realized gains ..................         -          (1.40)            -                     -
                                      -------        -------       -------               -------
 Total dividends and
  distributions ...................         -          (1.40)        (0.48)                    -
                                      -------        -------       -------               -------
Net asset value, end of period        $ 13.82        $ 20.91       $ 27.40               $ 16.04
                                      =======        =======       =======               =======
Total return ......................    (33.89)%       (18.56)%       74.43%                13.12%(b)
                                      ========       =======       =======               ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $43,918        $72,889       $46,248               $ 5,978
Ratio of expenses to average
 net assets after waivers .........       N/A           0.70%         0.60%(c)              0.60%(a)(c)
Ratio of expenses to average
 net assets before waivers ........      0.72%          0.70%         0.70%(c)              0.79%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets after waivers .............       N/A           0.15%         0.09%(c)            (0.05)%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets before waivers ............      0.02%          0.14%       (0.01)%(c)            (0.24)%(a)(c)
Portfolio turnover rate ...........       278%           203%          184%                   79%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............   $     -        $     -       $  0.01               $     -



                                                                              CLASS IB
                                    ---------------------------------------------------------------------------------------------
                                                                                                                     MAY 1,
                                                                                                                      1997*
                                                             YEAR ENDED DECEMBER 31,                                   TO
                                    --------------------------------------------------------------------------    DECEMBER 31,
                                             2001             2000               1999                1998              1997
                                    ----------------- ----------------- -------------------- ----------------- ------------------
Net asset value, beginning
  of period .......................        $    20.78      $    27.33      $    16.04         $  11.92            $ 10.00
                                           ----------      ----------      ----------         --------            -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................             (0.04)          (0.02)          (0.02)           (0.03)              0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........             (7.04)          (5.13)          11.79             4.15               2.21
                                           ----------      ----------      ----------         --------            -------
 Total from investment
  operations ......................             (7.08)           5.15)          11.77             4.12               2.23
                                           ----------      ----------      ---------          --------            -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............                 -               -               -                -              (0.02)
 Distributions from realized
  gains ...........................                 -#              -           (0.48)               -              (0.18)
 Distributions in excess of
  realized gains ..................                 -           (1.40)              -                -              (0.11)
                                           ----------      ----------      ----------         --------            -------
 Total dividends and
  distributions ...................                 -           (1.40)          (0.48)               -              (0.31)
                                           ----------      ----------      ----------         --------            -------
Net asset value, end of period             $    13.70      $    20.78      $    27.33         $  16.04            $  11.92
                                           ==========      ==========      ==========         ========            =======
Total return ......................            (34.06)%        (18.83)%         73.62%           34.57%             22.42%(b)
                                           ==========      ==========      ==========         ========            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................        $1,363,276      $2,142,512      $1,665,635         $461,307            $99,317
Ratio of expenses to average
 net assets after waivers .........               N/A            0.95%           0.85%(c)         0.85%(c)           0.85%(a)
Ratio of expenses to average
 net assets before waivers ........              0.97%           0.95%           0.95%(c)         1.04%(c)           1.82%(a)
Ratio of net investment
 income (loss) to average net
 assets after waivers .............               N/A           (0.11)%         (0.16)%(c)       (0.30)%(c)          0.61%(a)
Ratio of net investment
 income (loss) to average net
 assets before waivers ............             (0.23)%         (0.11)%         (0.26)%(c)       (0.49)%(c)         (0.36)%(a)
Portfolio turnover rate ...........               278%            203%            184%               79%              116%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............        $        -      $        -      $     0.01         $   0.02            $  0.04


EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  83

                   EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:


                                                                                      CLASS IB
                                                                 ---------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------
                                                                     2001         2000         1999         1998
                                                                 ------------ ------------ ------------ ------------
Net asset value, beginning of period ...........................   $  13.44     $  19.35     $  13.01    $  10.89
                                                                   --------     --------     --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................       0.08         0.27         0.07        0.05
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................      (2.98)       (2.71)        7.69        2.07
                                                                   --------     --------     --------    --------
  Total from investment operations. ............................      (2.90)       (2.44)        7.76        2.12
                                                                   --------     --------     --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................      (0.06)       (0.12)       (0.13)          -
  Dividends in excess of net investment income .................          -        (0.07)       (0.22)          -
  Distributions from realized gains ............................      (0.02)       (3.07)       (1.07)          -
  Distributions in excess of realized gains ....................          -        (0.21)           -           -
                                                                   --------     --------     --------    --------
  Total dividends and distributions ............................      (0.08)       (3.47)       (1.42)          -
                                                                   --------     --------     --------    --------
Net asset value, end of period .................................   $  10.46     $  13.44     $  19.35    $  13.01
                                                                   ========     ========     ========    ========
Total return ...................................................     (21.55)%    (12.33)%       60.24%      19.51%
                                                                   ========     ========     ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................   $299,090     $357,232     $299,159    $143,721
Ratio of expenses to average net assets after waivers ..........       1.25%        1.23%        1.20%       1.20%
Ratio of expenses to average net assets before waivers .........       1.39%        1.27%        1.26%       1.46%
Ratio of net investment income to average net assets after
 waivers .......................................................       0.66%        1.01%        0.54%       0.64%
Ratio of net investment income to average net assets before
 waivers .......................................................       0.52%        0.98%        0.48%       0.38%
Portfolio turnover rate ........................................         76%         112%         119%         94%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................   $   0.02     $   0.01     $   0.01    $   0.02



                                                                        CLASS IB
                                                                 ------------------
                                                                    MAY 1, 1997*
                                                                              TO
                                                                  DECEMBER 31, 1997
                                                                 ------------------
Net asset value, beginning of period ...........................      $ 10.00
                                                                      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................         0.03
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................         0.93
                                                                      -------
  Total from investment operations. ............................         0.96
                                                                      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................        (0.02)
  Dividends in excess of net investment income .................            -
  Distributions from realized gains ............................        (0.01)
  Distributions in excess of realized gains ....................        (0.04)
                                                                      -------
  Total dividends and distributions ............................        (0.07)
                                                                      -------
Net asset value, end of period .................................      $ 10.89
                                                                      =======
Total return ...................................................         9.58%(b)
                                                                      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................      $55,178
Ratio of expenses to average net assets after waivers ..........         1.20%(a)
Ratio of expenses to average net assets before waivers .........         2.53%(a)
Ratio of net investment income to average net assets after
 waivers .......................................................         0.74%(a)
Ratio of net investment income to average net assets before
 waivers .......................................................        (0.59)%(a)
Portfolio turnover rate ........................................           43%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................      $  0.05


84 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

                      EQ/SMALL COMPANY INDEX PORTFOLIO:**



                                                                                                 CLASS IB
                                                                           -----------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------------------
                                                                                2001         2000          1999         1998
                                                                           ------------- ------------ ------------- ------------
Net asset value, beginning of year .......................................    $  9.03     $ 10.85     $  9.56      $ 10.00
                                                                              -------     -------     -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................       0.06        0.09        0.09         0.07
  Net realized and unrealized gain (loss) on investments .................       0.13       (0.55)       1.85        (0.30)
                                                                              -------     -------     -------      -------
  Total from investment operations .......................................       0.19       (0.46)       1.94        (0.23)
                                                                              -------     -------     -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................      (0.05)      (0.08)      (0.09)       (0.07)
  Distributions from realized gains ......................................      (0.02)      (1.28)      (0.56)       (0.13)
  Distributions in excess of realized gains ..............................          -           -           -        (0.01)
                                                                              -------     -------     -------      -------
  Total dividends and distributions ......................................      (0.07)      (1.36)      (0.65)       (0.21)
                                                                              -------     -------     -------      -------
Net asset value, end of year .............................................    $  9.15     $  9.03     $ 10.85      $  9.56
                                                                              =======     =======     ========     =======
Total return .............................................................       2.12%      (3.43)%     20.68%       (2.27)%
                                                                              =======     =======     =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................................    $82,203     $72,747     $59,931      $32,609
Ratio of expenses to average net assets after waivers ....................       0.82%       0.75%       0.71%        0.60%
Ratio of expenses to average net assets before waivers ...................       0.82%       0.93%       1.20%        1.81%
Ratio of net investment income to average net assets after waivers .......       0.74%       0.73%       1.11%        1.18%
Ratio of net investment income to average net assets before waivers ......       0.73%       0.55%       0.62%       (0.03)%
Portfolio turnover rate ..................................................         36%         59%         59%          35%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................    $     -#    $  0.02     $   .04      $  0.07

---------

*    Commencement of Operations

**   Commenced operations on January 1, 1998.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

#    Per share amount is less than $0.01.

(a)  Annualized

(b)  Total return is not annualized.

(c) Reflects overall fund ratios for investment income and non-class specific expense.

(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(e) For periods through December 31, 2000, net investment income and capital changes per share are based on monthly average shares outstanding.

(f) On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2000 represents the results of operations of the EQ Equity 500 Index Portfolio.

(g) On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Balanced Portfolio.

(h) On May 19, 2001, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the Lazard Large Cap Value Portfolio.


EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  85

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2002, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953